THE MANAGERS FUNDS

                           PROSPECTUS
      Dated May 1, 2000,   as supplemented December 1, 2000
---------------------------------------------------------------
                       SMALL COMPANY FUND
                      SPECIAL EQUITY FUND

           We pick the talent.  You reap the results.


    The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


TABLE OF CONTENTS


    RISK/RETURN SUMMARY
Key Information                                                 1
Performance Summary                                             4
Fees and Expenses                                               5


    SUMMARY OF THE FUNDS
The Managers Funds                                              7
Small Company Fund                                              8
Special Equity Fund                                            11


    ADDITIONAL PRACTICES/RISKS
Other Securities and Investment Practices                      15
A Few Words about Risk                                         17

    ABOUT YOUR INVESTMENT
Financial Highlights                                           20
Your Account                                                   22
How to Purchase Shares                                         24
How to Redeem Shares                                           25
Investor Services                                              26
The Funds and their Policies                                   27
Accounts Statements                                            28
Dividends and Distributions                                    28
Tax Information                                                28


    FOR MORE INFORMATION
For More Information                                   Back Cover




FOUNDED  IN  1983,  THE  MANAGERS  FUNDS  OFFERS  INDIVIDUAL  AND
INSTITUTIONAL INVESTORS THE EXPERIENCE AND DISCIPLINE OF SOME  OF
THE WORLD'S MOST HIGHLY REGARDED INVESTMENT PROFESSIONALS.

RISK/RETURN SUMMARY

                         KEY INFORMATION

This   Prospectus  contains  important  information  for   anyone
interested  in  investing in Managers Small Company  Fund  and/or
Managers Special Equity Fund (each a "Fund" and collectively  the
"Funds"), each a series of The Managers Funds no-load mutual fund
family.   Please read this document carefully before  you  invest
and  keep it for future reference.  You should base your purchase of  shares of these Funds on your own goals, risk preferences and investment time horizons.

Summary of the Goals, Principal Strategies and Principal Risk
Factors of the Funds

The following is a summary of the goals, principal strategies and principal risk factors of the Funds.

    Fund          Goal     Principal Strategies   Principal Risk
                                                     Factors
------------   ---------   --------------------- ---------------
Small          Long-term   Invests principally   Liquidity Risk
Company Fund   capital     in the equity         Market Risk
               appreciati  securities of small   Price Risk
               on from     companies             Small-
               equity                               Capitalization
               securities  Seeks investments     Stock Risk
               of small    with the potential
               companies   for capital
                           appreciation as a
                           result of earnings
                           growth and/or
                           improvements in
                           equity valuation

Special        Long-term   Invests principally   Liquidity Risk
Equity Fund    capital     in equity securities  Market Risk
               appreciati  of small to medium    Price Risk
               on from     companies             Small-
               equity                               Capitalization
               securities  Seeks investments     Stock Risk
               of small-   with the potential
               and medium- for capital
               capitaliza  appreciation as a
               tion        result of earnings
               companies   growth and/or
                           improvements in
                           equity valuation

                             1

Principal Risk Factors

All investments involve some type and level of risk.  Risk is the possibility  that you will lose money or not make any  additional money by investing in the Funds.  Before you invest, please  make sure  that  you have read, and understand, the risk factors  that
apply to the Fund       .

The following is a discussion of the principal risk factors of the Funds.

Liquidity Risk
This  is  the  risk that the Fund cannot sell  a  security  at  a reasonable price within a reasonable time frame when it wants  or
needs  to  due to a lack of buyers for the security.   This  risk
applies  to  all  assets.   However,  it  is  higher  for  small-
capitalization  stocks and stocks of foreign  companies  than  it
typically  is  for  large-capitalization  domestic  stocks.   For
example,  an asset such as a house has reasonably high  liquidity risk  because it is unique and has a limited number of  potential buyers.  Thus, it often takes a significant effort to market, and it takes at least a few days and often a few months to sell.
On  the  other hand, a U.S. Treasury note is one of thousands  of identical notes with virtually unlimited potential buyers and can thus be sold very quickly and easily.  The liquidity of financial securities  in  orderly markets can be measured by observing  the amount of daily or weekly trading in the security, the prices  at which  the  security trades and the difference between the  price buyers  offer to pay and the price sellers want to get.  However, estimating the liquidity of securities during market upheavals is very difficult.

Market Risk

Market  risk is also called systematic risk.  It typically refers to the basic variability that stocks exhibit as a result of stock market fluctuations.  Despite the unique influences on individual companies, stock prices in general rise and fall as a  result  of
investors'   perceptions  of  the  market  as   a   whole.    The
consequences of market risk are that if the stock market drops in value, the value of each Fund's portfolio of investments is  also likely  to  decrease in value.  The decrease in the  value  of  a
Fund's investments, in percentage terms, may be more or less than the decrease in the value of the market.

                         2

Price Risk

As  investors perceive and forecast good business prospects, they are  willing to pay higher prices for securities.  Higher  prices therefore reflect higher expectations.  If expectations  are  not met, or if expectations are lowered, the prices of the securities
will  drop.   This  happens  with individual  securities  or  the
financial  markets  overall.  For stocks,  price  risk  is  often measured  by comparing the price of any security or portfolio  to the  book value, earnings or cash flow of the underlying  company
or  companies.   A  higher ratio denotes higher expectations  and
higher risk that the expectations will not be sustained.

Small-   Capitalization    Stock Risk

Small-   capitalization    companies   often   have   greater   price
volatility, lower trading volume, and less liquidity than larger, more established companies.  These companies tend to have smaller revenues,  narrower  product lines,  less  management  depth  and experience,  smaller shares of their product or service  markets, fewer  financial  resources  and less competitive  strength  than
larger  companies.  For these and other reasons,  a  Fund            with
investments in small-capitalization companies carries  more  risk than a Fund with investments in large-capitalization companies.

                             3

                       PERFORMANCE SUMMARY

The following bar chart illustrates the risks of investing in the
Special  Equity  Fund  by showing the Fund's  year-by-year  total returns  and how the performance of the Fund has varied over  the past  ten years.  The chart assumes that all dividend and capital gain  distributions have been reinvested.  Past performance  does not  guarantee  future results.  Because the Small  Company  Fund
did   not  commence  operations    until after December 31, 1999,
    there is no "Performance Summary" for the Fund.

         Annual Total Returns - Last Ten Calendar Years
                  Managers Special Equity Fund

1990              -15.8%
1991               49.8%
1992               16.1%
1993               17.4%
1994               -2.0%
1995               33.9%
1996               24.8%
1997               24.5%
1998                0.2%
1999               54.1%


             Best Quarter:  35.9% (4th Quarter 1999)
           Worst Quarter:  -21.0%  (3rd Quarter 1998)

The   following   table  compares  the  Special   Equity   Fund's
performance  to that of a broadly based securities market  index.
Again,  the  table  assumes  that  dividends  and  capital   gain
distributions  have been reinvested for both  the  Fund  and  the applicable Index.  As always, the past performance of a  Fund  is not  an  indication of how the Fund will perform in  the  future.
Because the Small Company Fund did not commence operations    until
after December  31,  1999,
there  are  no "Average Annual Total Returns" presented  for  the
Fund.

                               4

                  Average Annual Total Returns
                (as a percentage) as of 12/31/99

                    1 Year           5 Years         10 Years
Special Equity      54.11%           26.28%           18.39%
Fund                21.26%           16.69%           13.40%
Russell 2000
Index






                        FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of the offering price)              None (0%)
Maximum Deferred Sales Charge (Load)                   None (0%)
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends and Other Distributions                     None (0%)
Redemption Fee                                         None (0%)
Exchange Fee                                           None (0%)
Maximum Account Fee                                    None (0%)

                               5

Annual Fund Operating Expenses (expenses that are deducted from
Fund assets)

                          Small Company    Special Equity
                          Fund             Fund
Management Fee                                  0.90%
                          0.90%
Distribution (12b-1)                            0.00%
Fees                      0.00%
Other Expenses               0.40% (a)          0.41%
Total Annual Fund                               1.31%
Operating Expenses        1.30%  (b)

(a)       Because the Fund did not commence operations
until after December 31, 1999    , the
"Other Expenses" of the Fund are based on annualized projected expenses and average net assets for the fiscal year ending
Dcember 31, 2000.
(b)       The Managers Funds LLC has contractually agreed,
through at least December 31, 2000, to limit "Total Annual Fund
Operating Expenses" to 1.30% subject to later reimbursement by the Fund in certain circumstances.  See "The Managers Funds."


Example*

This Example will help you compare the costs of investing in  the
Funds  to  the  cost  of investing in other  mutual  funds.   The
Example  makes certain assumptions.  It assumes that  you  invest
$10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of  those
periods.   It also assumes that your investment has  a  5%  total
return  each year, and the Fund's operating expenses  remain  the
same.   Although your actual costs may be higher or lower,  based
on the above assumptions, your costs would be:

                  1 Year    3 Years      5 Years       10 Years
Small Company      $132       $412         $713         $1,568
Fund
Special Equity     $133       $415         $718         $1579
Fund

*The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

                          6


SUMMARY OF THE FUNDS


                       THE MANAGERS FUNDS

The Managers Funds is a no-load mutual fund family comprised of different Funds, each having distinct investment management objectives, strategies, risks and policies. Many of the Funds employ a multi-manager investment approach which can provide added diversification within each portfolio.

The  Managers Funds LLC (the "Investment Manager"), a  subsidiary of  Affiliated  Managers Group, Inc., serves  as  the  investment manager  to  the Funds and is responsible for the Funds'  overall administration  and  distribution.  It  selects  and  recommends, subject  to  the approval of the Board of Trustees, one  or  more
asset  managers to manage each Fund's investment  portfolio.   It
also  allocates  assets to the asset managers  based  on  certain evolving targets, monitors the performance, security holdings and investment strategies of these external asset managers and,  when appropriate, researches any potential new asset managers for  the
Fund  family.  The Securities and Exchange Commission  has  given the  Funds  an  exemptive order permitting them to  change  asset managers without the need for shareholder approval.


                        7


FUND FACTS

Objective:          Long-term capital appreciation

Investment Focus:   Equity securities of small companies

Benchmark:          Russell 2000 Index

Ticker:             Not issued



                       SMALL COMPANY FUND

Objective

The Fund's objective is to achieve long-term capital appreciation by investing in the equity securities of small companies.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 65%  of its  total  assets  in equity securities of  companies  with  the potential for long-term capital appreciation, such as common  and preferred stocks.  The Fund generally invests in small companies,
that  is,  companies  with capitalizations    similar  to  companies
which      are  represented in the Russell  2000
Index.   The  Fund  may  retain securities that  it  already  has
purchased  even  if  the  specific company  outgrows  the  Fund's capitalization limits.

The  Fund's  assets  currently are allocated  between  two  asset managers, each of which acts independently of the other and  uses
its  own  methodology in selecting portfolio  investments.   Both
asset  managers  focus exclusively on stocks of  small  companies whose  businesses  are  expanding.  One asset  manager  seeks  to identify  companies expected to exhibit rapid earnings growth  in the  near  to medium term while the other asset manager seeks  to

                          8

invest in healthy, growing businesses whose stocks are selling at valuations  less  than should be expected.  Both  asset  managers
examine   the   underlying  businesses,   financial   statements,
competitive  environment  and company  managements  in  order  to
assess  the  future  profitability of each  company.   The  asset
managers,   thus,  expect  to  generate  returns   from   capital
appreciation  due to earnings growth along with  improvements  in the  valuations of the stocks.  A stock is typically sold if  the asset manager believes that the future profitability of a company does not support its current stock price.

For temporary and defensive purposes, the Fund may invest, without limit, in cash or quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

Should I Invest in this Fund?

     This Fund may be suitable if you:

     * Are seeking an opportunity for additional returns through small company equities in your investment portfolio

     * Are willing to accept a higher degree of risk for the opportunity of higher potential returns
     *   Have an investment time horizon of five years or more

     This Fund may not be suitable if you:

     *   Are seeking stability of principal

     *   Are investing with a shorter time horizon in mind

     *   Are uncomfortable with stock market risk

     *   Are seeking current income

                             9

More information on each Fund's investment strategies and holdings can be found in the current Semi-Annual and Annual
Reports, in the Statement of Additional Information, or on our website at www.managersfunds.com.
What am I investing in? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a variety of companies, industries and markets. Each Fund is not a complete investment program, and there is no guarantee that a Fund will reach its stated goals.




                PORTFOLIO MANAGEMENT OF THE FUND


HLM  Management Co., Inc. ("HLM") and Kalmar Investment  Advisers
("Kalmar") each manage a portion of the Fund.

HLM  has  managed  a portion of the Fund since its  inception  in since May 2000.  HLM, located at 222 Berkeley Street, 21st Floor,
Boston,  Massachusetts, was founded in 1983.  As of December  31,
1999,  HLM  had  assets  under management of  approximately  $955
million.         HLM
utilizes a team approach to manage theirits portion of the  Fund.
The  portfolio  management team is comprised of  Buck  Haberkorn,
Judy  Lawrie, Peter Grua and Ann Hutchins, all Principals of  HLM
with 17, 17, 8 and 3 years at the firm, respectively.
Kalmar  has managed a portion of the Fund since its inception  in
May  2000.   Kalmar, located at Barley Mill House,  3701  Kennett
Pike,  Greenville, Delaware, is a Delaware Business Trust  formed in  1996  as  a  sister asset management organization  to  Kalmar
Investments, Inc. which was founded in 1982.  As of December  31,
1999,  the  two Kalmar organizations had assets under  management totaling  approximately  $800 million in  small  company  stocks.
Ford  B. Draper, Jr. leads the portfolio management team for  the
portion  of  the  Fund  managed by Kalmar.   Mr.  Draper  is  the
President  and Chief Investment Officer of Kalmar, a position  he has held since 1982.

The  Fund  is obligated by its investment management contract  to pay  an annual management fee to The Managers Funds LLC of  0.90%
of  the average daily net assets of the Fund.  The Managers Funds
LLC, in turn, pays a portion of this fee to HLM and Kalmar.

   The Investment Manager has contractually agreed, through at least
December 31, 2000, to waive fees and pay or reimburse the Fund to the extent total expenses of the Fund exceed 1.30% of the Fund's average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed 1.30% of the Fund's average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment
Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

                        10

FUND FACTS

Objective:          Long-term capital appreciation

Investment Focus:   Equity securities of small- and medium-
                    capitalization U.S. companies

Benchmark:          Russell 2000 Index

Ticker:             MGSEX


                       SPECIAL EQUITY FUND

Objective
The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of small- and medium-capitalization companies.

Principal Investment Strategies
Under normal market conditions, the Fund invests at least 65%  of its total assets in equity securities of U.S. companies, such  as common  and preferred stocks.  Although the Fund is permitted  to purchase  securities  of  both small-  and  medium-capitalization companies,  the Fund has historically invested substantially  all
of   its   assets   in  the  securities  of  small-capitalization
companies,    that   is,   companies     with
capitalizations similar to companies     which are represented in the
Russell  2000  Index.   The Fund may retain  securities  that  it
already  has  purchased even if the company outgrows  the  Fund's capitalization limits.

The  Fund's  assets are currently allocated among    five      asset
managers, each of which acts independently of the other and  uses
its  own  methodology to select portfolio investments.     Three
asset managers utilize a value approach to investing whereby they seek  to  identify companies whose improving businesses  are  for some  reason not being fully recognized by others and  which  are
thus  selling  at valuations less than should be  expected.   The
other  two  asset managers utilize a growth approach to investing

                         11

whereby they seek to identify companies which are exhibiting rapid growth in their businesses. Both asset managers examine the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. The asset managers, thus, expect to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks.
A stock is typically sold if the asset managers believe future profitability of a company does not support its current stock price.

For temporary and defensive purposes, the Fund may invest, without limit, in cash or quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

Should I Invest in this Fund?

     This Fund may be suitable if you:

     * Are seeking an opportunity for additional returns through small- and medium-capitalization equities in your investment portfolio

     * Are willing to accept a higher degree of risk for the opportunity of higher potential returns

     *    Have an investment time horizon of five years or more

     This Fund may not be suitable if you:

     *    Are seeking stability of principal

     *    Are investing with a shorter time horizon in mind

     *    Are uncomfortable with stock market risk

     *    Are seeking current income


----------------------------------------------------------
More information on each Fund's investment strategies and
holdings can be found in the current Semi-Annual and Annual
Reports, in the Statement of Additional Information, or on our
website at www.managersfunds.com.

What am I investing in?  You are buying shares of a pooled
investment known as a mutual fund.  It is professionally managed and gives you the opportunity to invest in a variety of
companies, industries and markets.  Each Fund is not a complete investment program, and there is no guarantee that a Fund will reach its stated goals.
-----------------------------------------------------------

                    12

PORTFOLIO MANAGEMENT OF THE FUND
Goldman  Sachs Asset Management ("GSAM"), Kern Capital Management
LLC  ("Kern"),  Pilgrim,  Baxter &  Associates,  Ltd.  ("Pilgrim,
Baxter"),    Skyline Asset Management, L.P. ("Skyline")     and Westport
Asset Management, Inc. ("Westport") each manage a portion of  the
Fund.

GSAM has managed a portion of the Fund since December 1985.  GSAM is  located at 2502 Rocky Point Drive, Suite 500, Tampa, Florida.
As  of  September  1,  1999, the Investment  Management  Division
("IMD")  was established as a new operating division  of  Goldman
Sachs  &  Co.  ("Goldman  Sachs").   This  newly  created  entity
includes  GSAM.  As of December 31, 1999, GSAM, along with  other units of IMD, had assets under management of approximately $258.5 billion.  Timothy J. Ebright is the Senior portfolio manager  for the  portion of the Fund managed by GSAM.  Mr. Ebright is a  Vice
President of Goldman Sachs, a position he has held since 1988.
Kern  has  managed  a portion of the Fund since  September  1997.
Kern, located at 114 West 47th Street, Suite 1926, New York,  New
York,  was  formed in 1997.  As of December 31,  1999,  Kern  had assets under management of approximately $1.6 billion.  Robert E.
Kern,  Jr. is the portfolio manager for the portion of  the  Fund managed  by Kern.  Mr. Kern is the Managing Member, Chairman  and
CEO  of  Kern, a position he has held since the firm's formation.
Prior  to  that  time, he was Senior Vice President  of  Freemont
Investment  Advisers in 1997 and a Director  of  Morgan  Grenfell
Capital Management from 1986 to 1997.

Pilgrim,  Baxter has managed a portion of the Fund since  October
1994.   Pilgrim,  Baxter, located at 825 Duportail  Road,  Wayne,
Pennsylvania,  was  formed in 1982.  As  of  December  31,  1999,
Pilgrim, Baxter had assets under management of approximately  $18
billion.   Gary L. Pilgrim and Jeffrey A. Wrona are the portfolio
managers for the portion of the Fund managed by Pilgrim,  Baxter.
Mr. Pilgrim is Director, President and CIO of Pilgrim, Baxter and
has  been with the firm since its formation.  Mr. Wrona  is  Vice
President-Portfolio Managers of Pilgrim, Baxter,  a  position  he has  held  since 1997.  Prior to that, he was a Senior  Portfolio
Manager with Munder Capital Management for seven years.

                        13

Skyline  has  managed a portion of the Fund since December  2000.
Skyline,  located at 311 South Wacker Drive, Suite 4500, Chicago,
Illinois,  was  formed  in 1995 and is  organized  as  a  limited
partnership.   The  general  partner  of  Skyline  is  Affiliated
managers Group, Inc.  As of December 31, 1999, Skyline had assets
under  management  of  approximately $742  million.   William  M.
Dutton and a team of analysts are the portfolio managers for  the
portion  of  the  Fund managed by Skyline.   Mr.  Dutton  is  the
managing partner and chief investment officer of Skyline and  has been with the firm since the firm's formation.


Westport  has managed a portion of the Fund since December  1985.
Westport, located at 253 Riverside Avenue, Westport, Connecticut, was formed in 1983.  As of December 31, 1999, Westport had assets under  management of approximately $2.7 billion.  Andrew J. Knuth is  the portfolio manager for the portion of the Fund managed  by
Westport.   Mr. Knuth is the Chairman of Westport  and  has  been
with the firm since its formation.

The  Fund  is obligated by its investment management contract  to pay  an annual management fee to The Managers Funds LLC of  0.90%
of  the average daily net assets of the Fund.  The Managers Funds
LLC,  in turn, pays a portion of this fee to GSAM, Kern, Pilgrim
Baxter,    Skyline     and Westport.

                         14

ADDITIONAL PRACTICES/RISKS

            OTHER SECURITIES AND INVESTMENT PRACTICES
The following is a description of some of the other securities and investment practices of the Funds.

Restricted and Illiquid Securities- Each Fund may purchase restricted or illiquid securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a Fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, a Fund may have to estimate their value. This means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element.

Repurchase Agreements- Each Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.
Foreign  Securities-  Each Fund may purchase foreign  securities.
Foreign  securities generally are more volatile than  their  U.S.
counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries.

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S.
securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is

                          15

converted to U.S. dollars. Foreign withholding taxes also may apply, and errors and delays may occur in the settlement process for foreign securities.

Initial Public Offerings - Each Fund may invest in initial public offerings. To the extent that it does so, the performance of the Fund may be significantly affected by such investments.

Defensive Investing - During unusual market conditions, each Fund may place up to 100% of its total assets in cash or quality short-term debt securities. To the extent that a Fund does this, it is not pursuing its objective.

                             16

                     A FEW WORDS ABOUT RISK
In  the  normal course of everyday life, each of us  takes  risk.
What is risk? Risk can be thought of as the likelihood of an event turning out differently than planned and the consequences of that outcome.

If  you  drive  to  work each day, you do so  with  the  plan  of arriving safely with time to accomplish your tasks.  There  is  a possibility,  however, that some unforeseen factor  such  as  bad
weather  or  a  careless  driver will  disrupt  your  plan.   The
likelihood of your being delayed or even injured will depend upon a  number  of factors including the route you take, your  driving ability,  the type and condition of your vehicle, the  geographic location or the time of day.

The consequences of something going wrong can range from a short delay to serious injury or death. If you wanted, you could try to quantitatively estimate the risk of driving to work, which along with your expectations about the benefits of getting to work, will help you determine whether or not you will be willing to drive each day. A person who works in a city may find the risk of driving very high and the relative rewards minimal in that he or she could more easily walk or ride a train. Conversely, a person who works in the country may find the risk of driving minimal and the reward great in that it is the only way he or she could get to work. Fortunately, most people do not need to quantitatively analyze most of their everyday actions.

The  point  is  that everyone takes risks, and subconsciously  or otherwise,  everyone compares the benefit that they  expect  from taking  risk with the cost of not taking risk to determine  their
actions.   In  addition,  here are a  few  principles  from  this
example which are applicable to investing as well.
            *  Despite  statistics, the risks of  any  action  are
               different  for every person and may  change  as  a
               person's circumstances change
            *  Everybody's perception of reward is different
            *  High risk does not in itself imply high reward

                         17

While higher risk does not imply higher reward, proficient investors demand a higher return when they take higher risks.
This is often referred to as the risk premium.


U.S.  investors  often  consider the yield  for  short-term  U.S.
Treasury securities to be as close as they can get to a risk-free return since the principal and interest are guaranteed by the U.S. Government.

Investors   get  paid  only  for  taking  risks,  and  successful
investors are those who have been able to correctly estimate  and diversify  the risks to which they expose their portfolios  along with the risk premium they expect to earn.

In  order  to better understand and quantify the risks  investors take  versus  the  rewards they expect,  investors  separate  and estimate the individual risks to their portfolio. By diversifying the risks in an investment portfolio, an investor can often lower
the   overall   risk,  while  maintaining  a  reasonable   return
expectation.

In Principal Risk Factors, the principal risks of investing in the Funds are detailed. The following are descriptions of some of the additional risks that the asset managers of the Funds may take to earn investment returns. This is not a comprehensive list and the risks discussed below are only certain of the risks to which your investments are exposed.

Economic Risk

The prevailing economic environment is important to the health of all businesses. However, some companies are more sensitive to changes in the domestic and/or global economy than others. These types of companies are often referred to as cyclical businesses.
Countries in which a large portion of businesses are in cyclical industries are thus also very economically sensitive and carry a higher amount of economic risk.

                        18

Intelligence Risk
Intelligence risk is a term created by The Managers Funds LLC  to describe  the  risks  taken by mutual fund  investors  in  hiring
professional  investment managers to manage  assets.   Investment
managers evaluate investments relative to all of the above risks, among others, and allocate accordingly.  To the extent that  they are intelligent and make accurate projections about the future of individual  businesses  and markets, they  will  make  money  for
investors.   While most managers diversify many of  these  risks,
their  portfolios  are constructed based upon central  underlying
assumptions   and  investment  philosophies,  which   proliferate
through their management organizations and are reflected in their
portfolios.   Intelligence risk can be defined as the  risk  that
investment  managers may make poor decisions  or  use  investment philosophies that turn out to be wrong.

Sector (Industry) Risk

Companies  that  are  in  similar  businesses  may  be  similarly affected  by particular economic or market events, which  may  in certain  circumstances  cause the  value  of  securities  in  all companies in that sector or industry to decrease.  To the  extent a  Fund  has substantial holdings within a particular  sector  or industry,  the  risks  associated with that  sector  or  industry
increase.    Diversification  among  groups  may  reduce   sector
(industry) risk but may also dilute potential returns.

                           19

ABOUT YOUR INVESTMENT


                      FINANCIAL HIGHLIGHTS

The following Financial Highlights table is intended to help you understand the Special Equity Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost on an investment in the Fund. It assumes reinvestment of all dividends and distributions. This information, derived from the Fund's Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Fund's Annual Reports, which are available upon request. Because the Small Company Fund had not commenced operations as of the date of this Prospectus, there are no "Financial Highlights" for the Fund.


                          20

YOUR ACCOUNT

As  an investor, you pay no sales charges to invest in the Funds.
Furthermore, you pay no charges to transfer within the Fund family or even to redeem out of the Funds. The price at which you purchase and redeem your shares is equal to the net asset value per share (NAV) next determined after your purchase or redemption order is received on each day the New York Stock
Exchange (NYSE) is open for trading. The NAV is equal to the Fund's net worth (assets minus liabilities) divided by the number of shares outstanding. The Fund's NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time.

Securities traded in foreign markets may trade when the  NYSE  is closed.  Those securities are generally valued at the closing  of
the  exchange  where  they are primarily  traded.   Therefore,  a
Fund's NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

The  Fund's  investments are valued based on market  values.   If
market quotations are not readily available for any security, the value of the security will be based on an evaluation of its  fair value,  pursuant  to  procedures  established  by  the  Board  of
Trustees.

Minimum Investments in the Funds

Cash   investments  in  the  Funds  must  be  in  U.S.  Ddollars.
Third-party  checks which are payable to an existing  shareholder who  is  a  natural  person  (as  opposed  to  a  corporation  or partnership) and endorsed over to the Fund or State  Street  Bank and Trust Company will be accepted.

                            22

The following table provides the minimum initial and additional investments in the Funds:

                          Initial InvestmentAdditional Investment

Regular accounts                $2,000             $ 100
Traditional IRA                   500                100
Roth IRA                          500                100
Education IRA                     500                100
SEP IRA                           500                100
SIMPLE IRA                        500                100

The Fund(s) or the underwriter may, in itsits discretion, waive the minimum initial and additional investment amounts at any time.

It  is  important  to keep in mind that if you invest  through  a
third  party  such  as  a  bank,  broker-dealer  or  other   fund
distribution  organization, rather than  directly  with  us,  the policies,  fees and minimum investment amounts may  be  different
than   those   described  in  this  material.   The  Funds   also
participate  in  No-Transaction Fee programs with  many  national brokerage firms and may pay fees to these firms for participating in such programs.



A Traditional IRA is an individual retirement account.
Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A Roth IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

You should consult your tax professional for more information on IRA accounts.

                             23

                     HOW TO PURCHASE SHARES

By Mail

           To open your account, complete and sign the account application and make your check payable to The
     Managers Funds.  Mail the check and account application to
        The Managers Funds, c/o Boston
     Financial Data Services, Inc., P.O. Box 8517, Boston, MA 02266-
     8517.

           To purchase additional shares, write a letter of instruction (or complete your investment stub). Send a check and investment stub or written instructions to the address above.
     Please include your account number and Fund name on the check.

By Telephone

           After establishing this option on your account, call
     the Fund        at (800) 252-0682.  The
     minimum additional investment is $100.

By Internet

           After establishing this option on your account, see our website at http://www.managersfunds.com. The minimum additional investment is $100.



*A redemption made within 15 days of a purchase made by check may be delayed if such check has not cleared.

For  Bank  Wires:  Please call and notify the Fund at (800)  252-
0682.   Then instruct your bank to wire the money to State Street
Bank  and Trust Company, Boston, MA 02101; ABA #011000028; BFN  -
The  Managers Funds A/C 9905-001-5, FBO shareholder name, account number  and Fund name.  Please be aware that your bank may charge you a fee for this service.

                                24

                      HOW TO REDEEM SHARES

You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Funds' Transfer Agent receives your order. Orders received after the close of regular business of the NYSE (usually 4:00 p.m. New York Time) will receive the NAV per share determined at the close of trading on the next NYSE trading day.

By Mail

           Write a letter of instruction containing:
       -         the name of the Fund(s)
       -         theyour account number(s)
       -         dollar amount or number of shares to be redeemed
       -         theyour name(s) on the account
-         the signature(s) of all account owners
       -         your daytime telephone number

       and mail the written instructions to The Managers Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8517,
       Boston, MA 02266-8517.


By Telephone

           After establishing this option on your account, call a client service representative during normal business hours, 8 a.m. to 6 p.m. New York Time, the Fund at (800) 252-0682.

           Telephone Redemptions are available only for redemptions which are below $25,000.


By Internet

           After establishing this option on your account, see our website at http://www.managersfunds.com.




Redemptions of $25,000 and over require a signature guarantee. A signature guarantee helps to protect against fraud. You can obtain one from most banks and securities dealers. A notary public cannot provide a signature guarantee. In joint accounts, both signatures must be guaranteed.

                           25


                        INVESTOR SERVICES

Automatic Investments allows you to make automatic deductions from a designated bank account.

Automatic Reinvestment Plan allows your dividends and capital gain distributions to be reinvested in additional shares of the Funds or another Fund in the Fund family. You can elect to receive dividends in cash.

Exchange  Privilege  allows you to exchange your  shares  of  the
Funds  for  shares  of another of our Funds.   There  is  no  fee
associated  with this privilege.  Be sure to read the  Prospectus for  any Fund that you are exchanging into.  You can request your exchange in writing, by telephone (if elected on the application)
or   through   your  investment  advisor,  bank   or   investment
professional.

Individual Retirement Accounts are available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

Systematic Withdrawals allows you to make automatic monthly withdrawals of $100 or more per Fund. Withdrawals by check are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the withdrawal will be completed on the next business day.



                       26

                  THE FUNDS AND THEIR POLICIES

The Funds are series of a "Massachusetts business trust."  The
Board of Trustees may, without the approval of the shareholders, create additional series at any time. Also at any time, the Board of Trustees may, without shareholder approval, divide this series or any other series into two or more classes of shares with different preferences, privileges and expenses.
<?R>
The Funds reserve the right to:

    *   redeem an account if the value of the account falls below
        $500 due to redemptions;

    * suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission;

    *   change the minimum investment amounts;

    * delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or during unusual market conditions);

    * make a redemption-in-kind (a payment in portfolio securities instead of in cash) if we determine that a redemption is too large and/or may cause harm to the Fund and its shareholders;

    * refuse any purchase or exchange request if we determine that such request could adversely affect the Fund's NAV, including if such person or group has engaged in excessive trading (to be determined in our discretion);

    * after prior warning and notification, close an account due to excessive trading;



    * terminate or change the Exchange Privilege or impose exchange or redemption fees in connection with exchanges or redemptions.

                                27

A Fund will not be responsible for any losses resulting from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.
If you do not want the ability to sell and exchange by telephone or Internet, call the Fund for information on how to disable this privilege.


                       ACCOUNT STATEMENTS

You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV in January, detailing the tax characteristics of any dividends and distributions that areyou have received on theiryour account, whether taken in cash or additional shares. You will also receive a confirmations after each trade executed in your account.


                  DIVIDENDS AND DISTRIBUTIONS

Income dividends and capital gain distributions, if any, for the Funds aare normally declared and paid annually in December.

We will automatically reinvest your distributions of dividends and capital gains unless you tell us otherwise. You may change your election by writing to us at least 10 days prior to the scheduled payment date.







                         TAX INFORMATION

Please be aware that the following tax information is general and refers only to the provisions of the Internal Revenue Code of 1986, as amended, which are in effect as of the date of this Prospectus. You should consult a tax consultant about the status of your distributions from the Funds.

All dividends and short-term capital gain distributions are generally taxable to you as ordinary income, whether you receive the distribution in cash or reinvest it for additional shares.
An exchange of a Fund's shares for shares of another Fund will be treated as a sale of a Fund's shares and any gain on the transaction may be subject to federal income tax.

                     28

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain may be realized, except for certain tax-deferred accounts, such as IRA accounts.

Federal law requires a Fund to withhold taxes on distributions paid to shareholders who:

    * fail to provide a social security number or taxpayer identification number;

    * fail to certify that their social security number or taxpayer identification number is correct; or

    *   fail to certify that they are exempt from withholding.


                            29

                      FOR MORE INFORMATION

Additional information for the Funds, including the Statement of Additional Information and the Semi-Annual and Annual Reports, are available to you without charge and may be requested as follows:

            By Telephone:   Call 1-800-835-3879

            By Mail:        The Managers Funds
                            40 Richards Avenue
                            Norwalk, CT  06854

            On the Internet:    Electronic copies are available
                                on our website at
                                http://www.managersfunds.com

Current  Fund  documents  are on file  with  the  Securities  and
Exchange  Commission  and are incorporated  by  reference  (i.e., legally  part  of  this Prospectus).  Text-only copies  are  also
available  on  the  EDGAR  database  of  the  SEC's  website   at
http://www.sec.gov, orand copies may be obtained upon payment  of a  duplication fee and an email request to publicinfo@sec.gov  or by  writing  to  the SEC's Public Reference Section,  Washington,
D.C.   20549-60090102.   (Call  1-202-942-8090   for   hours   of
operation.).


Investment Company Act Registration Number 811-3752









                       THE MANAGERS FUNDS


                       INCOME EQUITY FUND
                   CAPITAL APPRECIATION FUND
                      SPECIAL EQUITY FUND
                   INTERNATIONAL EQUITY FUND
                  EMERGING MARKETS EQUITY FUND
                SHORT AND INTERMEDIATE BOND FUND
                           BOND FUND
                        GLOBAL BOND FUND
                  ____________________________

              STATEMENT OF ADDITIONAL INFORMATION

                         DATED MAY 1, 2000,
                as supplemented December 1, 2000
________________________________________________________________

    You  can obtain a free copy of the Prospectus of any of these
Funds  by calling The Managers Funds LLC at (800) 835-3879.   The
Prospectus provides the basic information about investing in  the
Funds.

    This Statement of Additional Information is not a Prospectus.
It contains additional information regarding the activities and operations of the Funds. It should be read in conjunction with the Funds' Prospectus.

    The Financial Statements of the Funds, including the Reports of Independent Accountant, for the fiscal year ended December 31, 1999 are included in each Fund's Annual Report and are available without charge by calling The Managers Funds LLC at (800) 835-
3879.  They are incorporated by reference into this document.



                       TABLE OF CONTENTS
                                                             Page
GENERAL INFORMATION                                             3

INVESTMENT OBJECTIVES AND POLICIES                              3
    Investment Techniques and Associated Risks                  4
    Quality and Diversification Requirements for the Funds     12
    Fundamental Investment Restrictions                        13
    Non-Fundamental Investment Restrictions                    15
    Temporary Defensive Position                               15
    Portfolio Turnover                                         15

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST                    16
    Trustees' Compensation                                     18

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES            18
    Control Persons                                            18
    Management Ownership                                       19

MANAGEMENT OF THE FUNDS                                        19
    Investment Manager and Sub-Advisers                        19
    Compensation of Investment Adviser and Sub-Advisers        23
    Fee Waivers and Expense Limitations                        24
    Fund Management and Sub-Advisory Agreements                25
    Code of Ethics                                             26
    Administrative Services; Distribution Arrangements         26
    Custodian                                                  27
    Transfer Agent                                             27
    Independent Public Accountants                             27

BROKERAGE ALLOCATION AND OTHER PRACTICES                       27

PURCHASE, REDEMPTION AND PRICING OF SHARES                     29
    Purchasing Shares                                          29
    Redeeming Shares                                           29
    Exchange of Shares                                         30
    Net Asset Value                                            30
    Dividends and Distributions                                31

CERTAIN TAX MATTERS                                            31
    Federal Income Taxation of Funds-in General                31
    Taxation of the Funds' Investments                         31
    Federal Income Taxation of Shareholders                    32
    Foreign Shareholders                                       32
    State and Local Taxes                                      33
    Other Taxation                                             33

PERFORMANCE DATA                                               33
    Total Return                                               34
    Performance Comparisons                                    35
    Massachusetts Business Trust                               35
    Description of Shares                                      36
    Additional Information                                     37

FINANCIAL STATEMENTS                                           37

                      GENERAL INFORMATION


    This Statement of Additional Information relates to MANAGERS INCOME EQUITY FUND, MANAGERS CAPITAL APPRECIATION FUND, MANAGERS SPECIAL EQUITY FUND, MANAGERS INTERNATIONAL EQUITY FUND, MANAGERS EMERGING MARKETS EQUITY FUND, MANAGERS SHORT AND INTERMEDIATE BOND FUND, MANAGERS BOND FUND AND MANAGERS GLOBAL BOND FUND (each a "Fund", and collectively the "Funds"). Each Fund is a series of shares of beneficial interest of THE MANAGERS FUNDS, a no-load mutual fund family, formed as a Massachusetts business trust (the "Trust").

    This Statement of Additional Information describes the financial history, management and operation of each Fund, as well as each Fund's investment objectives and policies. It should be read in conjunction with each Fund's current Prospectus. The Trust's executive office is located at 40 Richards Avenue, Norwalk, CT 06854.

     Unlike other mutual funds which employ a single manager to manage their portfolios, several of the Funds employ a multi-manager investment approach which achieves added diversification within a Fund's portfolio.

    The Managers Funds LLC, a subsidiary of Affiliated Managers Group, Inc., serves as investment manager to the Funds and is responsible for the Funds' overall administration and distribution. It selects and recommends, subject to the approval of the Board of Trustees (the "Trustees"), an independent asset manager, or a team of independent asset managers (the "Sub-
Adviser" or "Sub-Advisers") to manage each Fund's investment portfolio. The Managers Funds LLC (the "Investment Manager") also monitors the performance, security holdings and investment strategies of these independent, external Sub-Advisers and researches any potential new Sub-Advisers for the Fund family. See "Management of the Funds."

    Investments in the Funds are not:

    *    Deposits or obligations of any bank
    *    Guaranteed or endorsed by any bank
    *    Federally insured by the Federal Deposit Insurance
         Corporation, the Federal Reserve Board
         or any other federal agency

               INVESTMENT OBJECTIVES AND POLICIES

    The following is additional information regarding the investment objectives and policies used by each Fund in an attempt to achieve its objective as stated in its current Prospectus. Each Fund is a diversified open-end management investment company, with the exception of Managers Global Bond Fund which is a non-diversified open-end management investment company.

    MANAGERS INCOME EQUITY FUND (the "Income Equity Fund") is designed for investors who seek a high level of current income from investing in a diversified portfolio of equity securities. The Fund seeks to achieve this objective by principally investing its assets in the equity securities of medium and large U.S. companies.

    MANAGERS CAPITAL APPRECIATION FUND (the "Capital Appreciation Fund") is designed for investors who seek long-term capital appreciation by investing in a diversified portfolio of equity securities. Income is the Fund's secondary objective. The Fund seeks to achieve this objective by principally investing its assets in equity securities of medium and large U.S. companies.

    MANAGERS SPECIAL EQUITY FUND (the "Special Equity Fund") is designed for investors who seek long-term capital appreciation by investing in a diversified portfolio of equity securities of small- and medium-capitalization companies. The Fund seeks to achieve this objective by principally investing its assets in the equity securities of small to medium U.S. companies.

    MANAGERS INTERNATIONAL EQUITY FUND (the "International Equity Fund") is designed for investors who seek long-term capital appreciation by investing in a diversified portfolio of foreign equity securities. Income is the Fund's secondary objective.

The Fund seeks to achieve this objective by principally investing its assets in the equity securities of medium and large non-U.S.
companies.

    MANAGERS EMERGING MARKETS EQUITY FUND (the "Emerging Markets Equity Fund") is designed for investors who seek long-term capital appreciation by investing in a diversified portfolio of emerging market equity securities. The Fund seeks to achieve this objective by principally investing its assets in the equity securities of companies located in countries considered to be emerging or developing by the World Bank or the United Nations.

    MANAGERS SHORT AND INTERMEDIATE BOND FUND (the "Short and Intermediate Bond Fund") is designed for investors who seek high current income by investing in a diversified portfolio of fixed-income securities with an average maturity of between one to five years. The Fund seeks to achieve this objective by principally investing its assets in investment grade debt instruments.

    MANAGERS BOND FUND (the "Bond Fund") is designed for investors who seek high current income by investing in a diversified portfolio of fixed-income securities. The Fund seeks to achieve this objective by principally investing its assets in investment grade debt securities of any maturity. Compared to the benchmark, the Fund typically maintains a longer average duration. As a result, the Fund may tend to be more interest rate sensitive than the benchmark or other mutual funds whose average durations are similar to the benchmark.

    MANAGERS GLOBAL BOND FUND (the "Global Bond Fund") is designed for investors who seek high total return, through both income and capital appreciation, by investing in primarily domestic and foreign fixed-income securities. The Fund seeks to achieve this objective by primarily investing its assets in a portfolio of high quality debt securities of government, corporate and supranational organizations. The Fund is non-diversified.

INVESTMENT TECHNIQUES AND ASSOCIATED RISKS

    The following are descriptions of the types of securities that may be purchased by the Funds. Also see "Quality and Diversification Requirements of the Funds."

    (1)  Asset-Backed Securities.  Each Fund may invest in securities
referred   to  as  asset-backed  securities.   These   securities
directly or indirectly represent a participation interest in,  or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed
securities   collateralized   by  those   assets.    Asset-backed
securities provide periodic payments that generally consist of both principal and interest payments that must be guaranteed by a letter of credit from an unaffiliated bank for a specified amount and time.

     Asset-backed  securities are subject  to  additional  risks.
These risks are limited to the security interest in the collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts and thereby reducing the amounts due. In general, these types of loans have a shorter life than mortgage loans and are less likely to have substantial prepayments.

    (2) Cash Equivalents. Each Fund may invest in cash equivalents. Cash equivalents include, but are not limited to, certificates of deposit, bankers acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

    BANKERS ACCEPTANCES.   Each  Fund  may  invest  in  bankers
acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become "accepted" when a bank guarantees their payment upon maturity.

    Eurodollar   bankers  acceptances  are  bankers   acceptances
denominated in U.S. dollars and are "accepted" by foreign branches of major U.S. commercial banks.

    CERTIFICATES OF DEPOSIT.   Each  Fund    may   invest   in
certificates of deposit. Certificates of deposit are issues against money deposited into a bank (including eligible foreign branches of U.S. banks) for a definite period of time. They earn a specified rate of return and are normally negotiable.

    COMMERCIAL PAPER. Each Fund may invest in commercial paper. Commercial Paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of less than nine (9) months. Eurodollar commercial paper refers to promissory notes payable in U.S. dollars by European issuers.

    REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines which have been approved by the Investment Manager. In a repurchase agreement, the Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will be short, and at no time will any Fund enter into repurchase agreements for more than seven (7) days.

    Repurchase agreements could have certain risks that may adversely affect a Fund. If a seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, realization of disposition of the collateral by a Fund may be delayed or limited.

    (3) Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. The price reflects the interest rates in effect for the term of the agreement. For the purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a reverse repurchase agreement is also considered as the borrowing of money by a Fund and, therefore, a form of leverage which may cause any gains or losses for a Fund to become magnified.

    A Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Fund will enter into reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds is more than the interest expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the reverse repurchase agreement itself. A Fund will establish and maintain a separate account with the custodian that contains a segregated portfolio of securities in an amount which is at least equal to the amount of its purchase obligations under the reverse repurchase agreement.

    (4) Eurodollar Bonds. Each Fund may invest in Eurodollar bonds. Eurodollar bonds are bonds issued outside the U.S., which are denominated in U.S. dollars.

         EUROPEAN CURRENCY UNIT BONDS. Each Fund may invest in European Currency Unit Bonds. European Currency Unit Bonds are bonds denominated in European Currency Units ("ECU"s). An ECU is a basket of European currencies which contains the currencies of ten members of the European Community. It is used by members of the European Community to determine their official claims and debts. The ECU may fluctuate in relation to the daily exchange rates of its member's currencies.

    (5) Emerging Market Securities. The International Equity Fund, the Emerging Markets Equity Fund, the Bond Fund and the Global Bond Fund may invest in emerging market securities. Furthermore, the nature of the Emerging Markets Equity Fund is to invest most of  its  total  assets  in  the  securities  of  emerging  market
countries.    Investments  in  securities  in   emerging   market
countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. There may be limited information
available   to  investors,  which  is  publicly  available,   and
generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers.

     Investors  should  be  aware that  the  value  of  a  Fund's investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other foreign restrictions in emerging market countries. These risks may be more severe than those experiences in foreign countries. Emerging market securities trade with less frequency and volume than domestic securities and therefore may have greater price volatility and lack liquidity. Furthermore, there is often no legal structure governing private or foreign investment or private property in some emerging market countries. This may adversely affect a Fund's operations and the ability to obtain a judgment against an issuer in an emerging market country.

     (6) Foreign Securities. Each Fund may invest in foreign securities either directly or indirectly in the form of American Depositary Receipts or similar instruments. Investments in securities of foreign issuers and in obligations of domestic banks involve different and additional risks from those associated with investing in securities of U.S. issuers. There may be limited information available to investors which is publicly available, and generally foreign issuers are not subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. Any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.

    Investors should be aware that the value of a Fund's investments in foreign securities may be adversely affected by changes in the political or social conditions, confiscatory taxation, diplomatic relations, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries. In addition, due to the differences in the economy of these foreign countries compared to the U.S. economy, whether favorably or unfavorably, portfolio securities may appreciate or depreciate and could therefore adversely affect a Fund's operations. It may also be difficult to obtain a judgment against a foreign creditor. Foreign securities trade with less frequency and volume than domestic securities and therefore may have greater price volatility. Furthermore, changes in foreign exchange rates will have an affect on those securities that are denominated in currencies other than the U.S. dollar.

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS.    The
International Equity Fund, the Emerging Markets Equity Fund, the Bond Fund, the Short and Intermediate Bond Fund and the Global Bond Fund may purchase or sell equity securities of foreign countries. Therefore, substantially all of a Fund's income may be derived from foreign currency. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a mutually agreed upon price and date. The contract is usually between a bank and its customers. The contract may be denominated in U.S. dollars or may be referred to as a "cross-currency" contract. A cross-currency contract is a contract which  is  denominated in another currency  other  than  in  U.S.
dollars.

     In such a contract, the Funds' custodian will segregate cash or marketable securities in an amount not less than the value of a Fund's total assets committed to these contracts. Generally, a Fund will not enter into contracts that are greater than ninety
(90) days.

    Forward foreign currency contracts have additional risks. It may be difficult to determine the market movements of the currency. The value of a Fund's assets may be adversely affected by changes in foreign currency exchange rates and regulations and controls on currency exchange. Therefore, a Fund may incur costs in converting foreign currency.

     If a Fund engages in an offsetting transaction, a Fund will experience a gain or a loss determined by the movement in the contract prices. An "offsetting transaction" is one where a Fund enters into a transaction with the bank upon maturity of the original contract. A Fund must sell or purchase on the same maturity date as the original contract the same amount of foreign currency as the original contract.

    FOREIGN CURRENCY CONSIDERATIONS. The Emerging Markets Equity Fund will invest substantially all of its assets in securities denominated in foreign currencies. The Fund will compute and distribute the income earned by the Fund at the foreign exchange rate in effect on that date. If the value of the foreign currency declines in relation to the U.S. dollar between the time that the Fund earns the income and the time that the income is converted into U.S. dollar, the Fund may be required to sell its securities in order to make its distributions in U.S. dollars. As a result, the liquidity of the Fund's securities may have an adverse affect on the Fund's performance.

     The Sub-Adviser of the Emerging Markets Equity Fund will not routinely hedge the Fund's foreign currency exposure unless the Fund has to be protected from currency risk.

    (7) Futures Contracts. Each Fund may, but is not required to, buy and sell futures contracts to protect the value of a Fund's portfolio against changes in the prices of the securities in which it invests. When a Fund buys or sells a futures contact, a Fund must segregate cash and/or liquid securities equivalent to the value of the contract.

    There are additional risks associated with futures contracts.
It may be impossible to determine the future price of the securities, and securities may not be marketable enough to close out the contract when a Fund desires to do so.

    EQUITY INDEX FUTURES CONTRACTS. The Income Equity Fund, the Capital Appreciation Fund and the Special Equity Fund may enter into equity index futures contracts. An equity index future contract is an agreement for a Fund to buy or sell an index relating to equity securities at a mutually agreed upon date and price. Equity index futures contracts are often used to hedge against anticipated changes in the level of stock prices. When a Fund enters into this type of contract, a Fund makes a deposit called an "initial margin." This initial margin must be equal to a specified percentage of the value of the contract. The rest of the payment is made when the contract expires.

     INTEREST RATE FUTURES CONTRACTS. The Short and Intermediate Bond Fund, the Bond Fund and the Global Bond Fund may enter into interest rate futures contracts. An interest rate futures contract is an agreement for a Fund to buy or sell fixed-income securities at a mutually agreed upon date and price. Interest rate futures contracts are often used to hedge against anticipated changes in the level of interest rates. When a Fund enters into this type of contract, the Fund makes a deposit called an "initial margin." This initial margin must be equal to a specified percentage of the value of the contract. The rest of the payment is made when the contract expires.

    (8) Illiquid Securities, Private Placements and Certain Unregistered Securities. Each Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. A Fund may not acquire illiquid holdings if, as a result, more than 15% of a Fund's total assets would be in illiquid investments. Subject to this limitation, a Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered "illiquid" if it cannot be disposed of within seven
(7) days in the normal course of business at approximately the same amount at which it was valued in a Fund's portfolio. The price a Fund's portfolio may pay for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuations of these securities will reflect any limitations on their liquidity.

    A Fund may purchase Rule 144A securities eligible for sale without registration under the 1933 Act. These securities may be determined to be illiquid in accordance with the guidelines established by the Investment Manager and approved by the Trustees. The Trustees will monitor compliance with these guidelines on a periodic basis.

    Investors should be aware that a Fund may be subject to a risk if a Fund should decide to sell these securities when a buyer is not readily available and at a price which a Fund believes represents the security's value. In the case where an illiquid security must be registered under the 1933 Act before it may be sold, a Fund may be obligated to pay all or part of the registration expenses. Therefore, a considerable time may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, a Fund may obtain a less favorable price than was available when it had first decided to sell the security.

   (9) Inverse Floating Obligations. The Short and Intermediate Bond Fund, the Bond Fund and the Global Bond Fund may invest up to 25% of each Fund's total assets in inverse floating obligations. Inverse floating obligations, also referred to as residual interest bonds, are variable rate securities which have interest rates that decline when market rates increase and vice versa. They are typically purchased directly from the issuing agency.

    There are additional risks associated with these obligations. They may be more volatile than fixed-rate securities, especially in periods where interest rates are fluctuating. In order to limit this risk, the Sub-Adviser(s) may purchase inverse floaters that have a shorter maturity or contain limitations on their interest rate movements.

   (10) Mortgage-Related Securities. The Short and Intermediate Bond Fund, the Bond Fund and the Global Bond Fund may invest in mortgage-related securities. Mortgage-related securities, also known as "pass-throughs", are certificates that are issued by governmental, government-related or private organizations. They are backed by pools of mortgage loans and provide investors with monthly payments.

         There  are  additional risks associated  with  mortgage-
related securities such as prepayment risk. Pools that are created by non-government issuers generally have a higher rate of interest than those pools that are issued by the government. This is because there is no guarantee of payment associated with non-government issuers. Although there is generally a liquid market for these investments, those certificates issued by private organizations may not be readily marketable. The value of mortgage-related securities depends on the level of interest rates, the coupon rates of the certificates and the payment history of the underlying mortgages of the pools. The following are types of mortgage-related securities.

         COLLATERALIZED MORTGAGE OBLIGATIONS. The Short and Intermediate Bond Fund, the Bond Fund and the Global Bond Fund may invest in collateralized mortgage obligations ("CMO"s). CMOs are obligations that are fully collateralized by a portfolio of mortgages or mortgage-related securities. There are different classes of CMOs, and certain classes have priority over others with respect to prepayment on the mortgages. Therefore, a Fund may be subject to greater or lesser prepayment risk depending on the type of CMOs in which the Fund invests.

      Some mortgage-related securities have "Interest Only" or "IOs" where the interest goes to one class of holders and "Principal Only" or "POs" where the principal goes to a second class of holders. In general, the Funds treat IOs and POs as subject to the restrictions that are placed on illiquid investments,  except if the IOs or POs are  issued  by  the  U.S.
government.

         GNMA MORTGAGE PASS-THROUGH CERTIFICATES. The Short and Intermediate Bond Fund, the Bond Fund and the Global Bond Fund may invest in GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes are undivided interests in a pool of mortgages insured by the Federal Housing Administration, the Farmers Home Administration or the Veterans Administration. They entitle the holder to receive all payments of principal and interest, net of fees due to GNMA and the issuer. Payments are made to holders of Ginnie Maes whether payments are actually received on the underlying mortgages. This is because Ginnie Maes are guaranteed by the full faith and credit of the United States. GNMA has the unlimited authority to borrow funds from the U.S. Treasury to make payments to these holders. Ginnie Maes are highly liquid and the market for these certificates is very large.

         FNMA GUARANTEED MORTGAGE PASS-THROUGH CERTIFICATE. The Short and Intermediate Bond Fund, the Bond Fund and the Global Bond Fund may invest in GNMA Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes are undivided interests in a pool of conventional mortgages. They are secured by the first mortgages or deeds of trust on residential properties. There is no obligation to distribute monthly payments of principal and interest on the mortgages in the pool. They are guaranteed only by FNMA and do not receive the full faith and credit of the United States.

      (11) Municipal Bonds. Each Fund may invest in three types of municipal bonds: General obligation bonds, Revenue bonds and Industrial development bonds. General obligation bonds are bonds issued by states, counties, cities towns and regional districts. The proceeds from these bonds are used to fund municipal projects. Revenue bonds are bonds that receive net revenues from a particular facility or other specific source. Industrial development bonds are considered to be municipal bonds if the interest paid on these bonds is exempt from federal taxes. They are issued by public authorities and are used to raise money to finance public and privately owned facilities for business, manufacturing and housing.

    (12) Obligations of Domestic and Foreign Banks. Each Fund may enter into obligations of domestic and foreign banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

        (13)    Option Contracts.

         COVERED CALL OPTIONS.   The Income  Equity  Fund,  the
Capital Appreciation Fund and the Special Equity Fund may write ("sell") covered call options on individual stocks, equity indices and futures contracts, including equity index futures contracts. Written call options must be listed on a national securities exchange or a futures exchange.

         A call option is a short-term contract that is generally for no more than nine (9) months. This contract gives a buyer of the option, in return for a paid premium, the right to buy the underlying security or contract at an agreed upon price prior to the expiration of the option. The buyer can purchase the underlying security or contract regardless of its market price. A call option is considered "covered" if a Fund that is writing the option owns or has a right to immediately acquire the underlying security or contract.

         A Fund may terminate its obligation under an outstanding call option by making a "closing purchase transaction." A Fund makes a closing purchase transaction when it buys a call option on the same security or contract with has the same price and expiration date. As a result, a Fund will realize a loss if the amount paid is less than the amount received from the sale. A closing purchase transaction may only be made on an exchange that has a secondary market for the option with the same price and expiration date. There is no guarantee that the secondary market will have liquidity for the option.

         There are risks associated with writing covered call options. A Fund is required to pay brokerage fees in order to write covered call options as well as fees for the purchases and sales of the underlying securities or contracts. The portfolio turnover rate of a Fund may increase due to a Fund writing a covered call option. If the value of the underlying securities increases above the option price, the Fund will not benefit from the appreciation.

        COVERED PUT OPTIONS. The Income Equity Fund, the Capital Appreciation Fund and the Special Equity Fund may write ("sell") covered put options on individual stocks, equity indices and futures contracts, including equity index futures contracts.

         A put option is a short-term contract that is generally for no more than nine (9) months. This contract gives a buyer of the option, in return for a paid premium, the right to sell the underlying security or contract at an agreed upon price prior to the expiration of the option. The buyer can sell the underlying security or contract at the option price regardless of its market price. A put option is considered "covered" if a Fund which is writing the option is short or has a right to immediately resell the underlying security or contract at a price equal to or greater than the put price. The seller of a put option assumes the risk of the decrease of the value of the underlying security. If the underlying security decreases in value, the buyer could exercise the option and the underlying security or contract could be sold to the seller at a price that is higher than its current market value.

         A Fund may terminate its obligation under an outstanding option by making a "closing purchase transaction." A Fund makes a closing purchase transaction when it buys a put option on the same security or contract with the same price and expiration date. As a result, a Fund will realize a loss if the amount paid is less than the amount received from the sale. A closing purchase transaction may only be made on an exchange that has a secondary market for the option with the same price and expiration date. There is no guarantee that the secondary market will have liquidity for the option.

         There are risks associated with writing covered put options. A Fund is required to pay brokerage fees in order to write covered put options as well as fees for the sales of the underlying securities or contracts. The portfolio turnover rate of a Fund may increase due to a Fund writing a covered put option.

         DEALER OPTIONS.   Each  Fund may  use  Dealer  Options.
Dealer Options are also known as Over-the-Counter options ("OTC"). Dealer options are puts and calls where the strike price, the expiration date and the premium payment are privately negotiated. The bank's creditworthiness and financial strength are judged by the Sub-Adviser and must be determined to be as good as the creditworthiness and strength of the banks to whom the Fund lends its portfolio securities.

        PUTS AND CALLS. The Income Equity Fund, the Capital Appreciation Fund and the Special Equity Fund may buy options on individual stocks, equity indices and equity futures contracts. The Short and Intermediate Bond Fund, the Bond Fund and the Global Bond Fund may buy puts and calls on individual bonds and on interest rate futures contracts. A Fund's purpose in buying these puts and calls is to protect itself against an adverse affect in changes of the general level of market prices in which the Fund operates. A put option gives the buyer the right upon payment to deliver a security or contract at an agreed upon date and price. A call option gives the buyer the right upon payment to ask the seller of the option to deliver the security or contract at an agreed upon date and price.

    (14) Rights and Warrants. Each Fund may purchase rights and warrants. Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer's securities at a stated price for a stated time.

    (15) Securities Lending. Each Fund may lend its portfolio securities in order to realize additional income. This lending is subject to a Fund's investment policies and restrictions. Any loan of portfolio securities must be secured at all times by collateral that is equal to or greater than the value of the loan. If a seller defaults, a Fund may use the collateral to satisfy the loan. However, if the buyer defaults, the buyer may lose some rights to the collateral securing the loans of portfolio securities.

    (16) Segregated Accounts. Each Fund will establish a segregated account with its custodian after it has entered into either a repurchase agreement or certain options, futures and forward contracts. The segregated account will maintain cash and/or liquid securities that are equal in value to the obligations in the agreement.

    (17) Short Sales. Each Fund may enter into short sales. A Fund enters into a short sale when it sells a security that it does not own. A broker retains the proceeds of the sales until a Fund replaces the sold security. A Fund arranges with the broker to borrow the security. A Fund must replace the security at its market price at the time of the replacement. As a result, a Fund may have to pay a premium to borrow the security and a Fund may, but will not necessarily, receive any interest on the proceeds of the sale. A Fund must pay to the broker any dividends or interest payable on the security until the security is replaced. Collateral, consisting of cash, or marketable securities, is used to secure a Fund's obligation to replace the security. The collateral is deposited with the broker. If the price of the security sold increases between the time of the sale and the time a Fund replaces the security, a Fund will incur a loss. If the price declines during that period, a Fund will realize a capital gain. The capital gain will be decreased by the amount of transaction costs and any premiums, dividends or interest a Fund will have to pay in connection with the short sale. The loss will be increased by the amount of transaction costs and any premiums, dividends or interest a Fund will have to pay in connection with the short sale. For tax planning reasons, a Fund may also engage in short sales with respect to a security that a Fund currently holds or has a right to acquire, commonly referred to as a "short against the box."

      (18) U.S. Treasury Securities. The Short and Intermediate Bond Fund, the Bond Fund and the Global Bond Fund may invest in direct obligations of the U.S. Treasury. These obligations include Treasury bills, notes and bonds, all of which have their principal and interest payments backed by the full faith and credit of the U.S. Government.

          ADDITIONAL U.S. GOVERNMENT SECURITIES. The Short and Intermediate Bond Fund, the Bond Fund and the Global Bond Fund may invest in obligations issued by the agencies or instrumentalities of the United States Government. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. For those securities which are not backed by the full faith and credit of the United States, the Fund must principally look to the federal agency guaranteeing or issuing the obligation for ultimate repayment and therefore may not be able to assert a claim against the United States itself for repayment in the event that the issuer does not meet its commitments. The securities which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (a) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (b) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (c) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

      (19) Variable Rate Securities. The Short and Intermediate Bond Fund, the Bond Fund and the Global Bond Fund may invest in variable rate securities. Variable rate securities are debt securities which do not have a fixed coupon rate. The amount of interest to be paid to the holder is typically contingent on another rate ("contingent security") such as the yield on 90-day Treasury bills. Variable rate securities may also include debt securities which have an interest rate which resets in the opposite direction of the rate of the contingent security.

    (20) When-Issued Securities. Each Fund may purchase securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed-income securities, no interest accrues to a Fund until a settlement takes place. At the time a Fund makes a commitment to purchase securities on a when-issued basis, a Fund will record the transaction, reflect the daily value of the securities when determining the net asset value of a Fund, and if applicable, calculate the maturity for the purposes of determining the average maturity from the date of the transaction. At the time of settlement, a when-issued security may be valued below the amount of the purchase price.

    To facilitate these transactions, a Fund will maintain a segregated account with the custodian that will include cash, or marketable securities, in an amount which is at least equal to the commitments. On the delivery dates of the transactions, a Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, a Fund may be at a disadvantage if the other party to the transaction defaults. When-issued transactions may allow a Fund to hedge against unanticipated changes in interest rates.

QUALITY AND DIVERSIFICATION REQUIREMENTS FOR THE FUNDS

    Each Fund, with the exception of the Global Bond Fund, intends to meet the diversification requirements of the 1940 Act as currently in effect. Investments not subject to the diversification requirements could involve an increased risk to an investor should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

    At  the  time  any of the Funds invest in taxable  commercial paper, the issuer must have an outstanding debt rated A-1 or higher by Standard & Poor's Ratings Group ("S&P") or the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's Investors Services, Inc. ("Moody's") (or a similar rating by any nationally recognized statistical rating organization). If no such ratings are available, the investment must be of comparable quality in the opinion of The Managers Funds, L.P.the Investment Manager or the Sub-Adviser(s).

    The Short and Intermediate Bond Fund and the Bond Fund may each invest in debt securities that are rated Bb by S&P or Ba by Moody's (or a similar rating by any nationally recognized statistical rating organization). Such securities are frequently referred to as "junk bonds." Junk bonds are more likely to react to market developments affecting market and credit risk than more highly rated debt securities.

    For the last fiscal year ended December 31, 1999, the ratings of the debt obligations held by the Short and Intermediate Bond
Fund and the Bond Fund, expressed as a percentage of each Fund's total investments, were as follows:

RATINGS                SHORT AND INTERMEDIATE BOND FUND  BOND FUND

Government and AAA/Aaa 41.7%                              5.3%
AA/Aa                  10.2%                              4.8%
A/A                    12.2%                             30.6%
BBB/Baa                22.0%                             43.8%
BB/Ba                   3.7%                              3.2%
Not Rated              10.2%                             12.3%

FUNDAMENTAL INVESTMENT RESTRICTIONS

    The following investment restrictions have been adopted by the Trust with respect to the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

     Each Fund may NOT:

(1) Invest in securities of any one issuer (other than securities issued by the U.S. Government, its agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the holdings of its securities of such issuer exceeds 5% of its total assets. The Global Bond Fund may invest up to 50% of its assets in bonds issued by foreign governments which may include up to 25% of such assets in any single government issuer.

(2) Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States Government, its agencies and instrumentalities). Such concentration may occur incidentally as a result of changes in the market value of portfolio securities, but such concentration may not result from investment. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this restriction.

(3) Acquire more than 10% of the outstanding voting securities of any one issuer.

(4) Borrow money, except from banks for temporary or extraordinary or emergency purposes and then only in amounts up to 10% of the value of the Fund's total assets, taken at cost, at the time of such borrowing (and provided such borrowings do not exceed in the aggregate one-third of the market value of the Fund's total assets less liabilities other than the obligations represented by the bank borrowings). It will not mortgage, pledge or in any other manner transfer any of its assets as security for any indebtedness, except in connection with any such borrowing and in amounts up to 10% of the value of the Fund's net assets at the time of such borrowing.

(5) Invest in securities of an issuer which together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of its total assets would then be invested in such securities.

(6) Invest more than 15%, of the value of its net assets in illiquid instruments including, but not limited to, securities for which there are no readily available market quotations, dealer (OTC) options, assets used to cover dealer options written by it, repurchase agreements which mature in more than 7 days, variable rate industrial development bonds which are not redeemable on 7 days demand and investments in time deposits which are non-negotiable and/or which impose a penalty for early withdrawal.

(7) Invest in companies for the purpose of exercising control or management.

(8) Purchase or sell real estate; provided, however, that it may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(9) Purchase or sell physical commodities, except that each Fund may purchase or sell options and futures contracts thereon.

(10) Engage in the business of underwriting securities issued by others.

(11) Participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of The Managers Funds, L.P.The Managers Funds LLC or any portfolio manager in order to save brokerage costs or to average prices shall not be considered a joint securities trading account.

(12) Make loans to any person or firm; provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government entity which are publicly distributed or of a type customarily purchased by institutional investors (which are debt securities, generally rated not less than Baa by Moody's or BBB by Standard & Poor's, privately issued and purchased by such entities as banks, insurance companies and investment companies), or (ii) the entry into "repurchase agreements." It may lend its portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33-l/3% of its total assets.

(13) Purchase the securities of other Funds or investment companies except (i) in connection with a merger, consolidation, acquisition of assets or other reorganization approved by its shareholders, (ii) for shares in the Money Market Fund in accordance with an order of exemption issued by the Securities and Exchange Commission (the "SEC"), and
     (iii) each Fund, may purchase securities of investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (a) 3% of such company's total outstanding voting stock is owned by the Fund, (b) 5% of the Fund's total assets, taken at market value, would be invested in any one such company or (c) 10% of the Fund's total assets, taken at market value, would be invested in such securities.

(14) Purchase from or sell portfolio securities to its officers, trustees or other "interested persons" (as defined in the l940 Act) of the Fund, including its portfolio managers and their affiliates, except as permitted by the l940 Act.

(15) Purchase or retain the securities of an issuer if, to the Trust's knowledge, one or more of the directors, trustees or officers of the Trust, or the portfolio manager responsible for the investment of the Trust's assets or its directors or officers, individually own beneficially more than l/2 of l% of the securities of such issuer and together own beneficially more than 5% of such securities.

(16) Issue senior securities.

(17) Invest up to 10% of its total assets in shares of other investment companies investing exclusively in securities in which it may otherwise invest. Because of restrictions on direct investment made by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Emerging Markets Equity Fund to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the Investment Company Act. The Emerging Markets Equity Fund may also incur tax liability to the extent they invest in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Funds.

Unless  otherwise provided, for purposes of investment restriction
(2) above, relating to industry concentration, the term "industry" shall be defined by reference to the SEC Industry Codes set forth in the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission.

Unless  otherwise provided, for purposes of investment restriction
(1) above, the Global Bond Fund may invest more than 5% of its total assets in the securities of any one foreign government, so long as the aggregate amount of such greater than 5% holdings does not exceed 50% of the value of its total assets, and no more than 25% of the value of its total assets may be invested in the securities of a single foreign government.

 NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

      The following investment restrictions are not "fundamental" policies of the Trust and may be changed without shareholder approval.

     Each of the Funds of the Trust may NOT:

(1)  Invest in real estate limited partnership interests.

(2)  Invest in oil, gas or mineral leases.

(3) Invest more than 10% of its net assets in warrants or rights, valued at the lower of cost or market, nor more than 5% of its net assets in warrants or rights (valued on the same basis) which are not listed on the New York or American Stock Exchanges.

(4) Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures that do not represent bona fide hedging, the aggregate initial margin and premiums paid on such positions would exceed 5% of the Fund's net asset value.

(5) Purchase securities on margin, except for such short-term credits as are necessary for clearance of portfolio transactions; provided, however, that each Fund may make margin deposits in connection with futures contracts or other permissible investments.

(6)  Effect short sales of securities.

(7) Write or sell uncovered put or call options. The security underlying any put or call purchased or sold by a Fund must be of a type the Fund may purchase directly, and the aggregate value of the obligations underlying the puts may not exceed 50% of the Fund's total assets.


TEMPORARY DEFENSIVE POSITION

    Each Fund may, at the discretion of its Sub-Adviser(s), invest up to 100% of its assets in cash for temporary defensive purposes. This strategy may be inconsistent with each Fund's principal investment strategies and may be used in an attempt to respond to adverse market, economic, political or other conditions. During such a period, a Fund may not achieve its investment objective.

PORTFOLIO TURNOVER

    Generally, each Fund purchases securities for investment purposes and not for short-term trading profits. However, a Fund may sell securities without regard to the length of time that the security is held in the portfolio if such sale is consistent with a Fund's investment objectives. A higher degree of portfolio activity may increase brokerage costs to a Fund.

    The portfolio turnover rate is computed by dividing the dollar amount of the securities which are purchased or sold (whichever amount is smaller) by the average value of the securities owned during the year. Short-term investments such as commercial paper, short-term U.S. Government securities and variable rate securities (those securities with intervals of less than one-year) are not considered when computing the portfolio turnover rate.

     For the last two fiscal years, the portfolio turnover rates for each of the Funds were as follows:

Fund                            1998                    1999

Income Equity Fund         84%                 94%
Capital Appreciation Fund 252%                200%
Special Equity Fund        64%                 89%
International Equity Fund  56%                 43%
Emerging Markets Equity Fund 89%*             119%
Short and Intermediate Bond Fund              115%     92%
Bond Fund                  55%                 39%
Global Bond Fund          232%                171%

*Since the Fund commenced operations on February 9, 1998, the portfolio turnover rate for the Fund is not annualized.

          BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

     The Trustees and Officers of the Trust, their business addresses, principal occupations and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. Unless otherwise noted, the address of the Trustees and Officers is the address of the Trust: 40 Richards Avenue, Norwalk, CT 06854.

JACK W. ABER - Trustee; Professor of Finance, Boston University School of Management since 1972. He has served as a Trustee of the Trust since March 1999. He also serves as a Trustee of Managers AMG Funds, Managers Trust I and Managers Trust II. His date of birth is September 9, 1937.

WILLIAM E. CHAPMAN, II - Trustee; President and Owner, Longboat Retirement Planning Solutions since 1998. From 1990 to 1998, he served in a variety of roles with Kemper Funds, the last of which was President of the Retirement Plans Group. Prior to joining Kemper, he spent 24 years with CIGNA in investment sales, marketing and general management roles. He has served as a Trustee of the Trust since March 1999. He also serves as a Trustee of Managers AMG Funds, Managers Trust I and Managers Trust II. His date of birth is September 23, 1941.

SEAN M. HEALEY1 - Trustee; President and Chief Operating Officer of Affiliated Managers Group, Inc. since October 1999. From April 1995 to October 1999, he was Executive Vice President of Affiliated Managers Group, Inc. From August 1987 through March 1995, he served in a variety of roles in the Mergers and Acquisitions Department of Goldman, Sachs & Co., the last of which was as Vice President. He has served as a Trustee of the Trust since March 1999. He also serves as a Trustee of Managers AMG Funds, Managers Trust I and Managers Trust II. His date of birth is May 9, 1961.

EDWARD J. KAIER - Trustee; Partner, Hepburn Willcox Hamilton & Putnam since 1977. He has served as a Trustee of the Trust since March 1999. He also serves as a Trustee of Managers AMG Funds, Managers Trust I and Managers Trust II. His date of birth is September 23, 1945.

MADELINE H. MCWHINNEY- Trustee; Member of the Investment Committee, New Jersey Supreme Court since 1990. From 1977 to 1994, she was the President of Dale, Elliott & Company, Inc., Management Consultants. From 1983 to 1998, she was a Member of the Advisory Board on Professional Ethics, New Jersey Supreme Court. She has served as a Trustee of the Trust since 1987. Her date of birth is March 11, 1922.

STEVEN J. PAGGIOLI- Trustee; Executive Vice President and Director, The Wadsworth Group since 1986. Vice President,
Secretary and Director of First Fund Distributors, Inc. since 1991. Executive Vice President, Secretary and Director of Investment Company Administration, LLC since 1990. Trustee of Professionally Managed Portfolios since 1991. He has served as a Trustee of the Trust since 1993. His date of birth is April 3, 1950.

ERIC RAKOWSKI - Trustee; Professor, University of California at Berkeley School of Law since 1990. Visiting Professor, Harvard Law School 1998-1999. He has served as a Trustee of The Managers Funds since March 1999. He also serves as a Trustee of Managers

[FN]
Mr. Healey is an "interested person" (as defined in the 1940 Act) of the Trust.

AMG Funds, Managers Trust I and Managers Trust II. His date of birth is June 5, 1958.

THOMAS R. SCHNEEWEIS- Trustee; Professor of Finance, University of Massachusetts since 1985. Managing Director, CISDM at the University of Massachusetts since 1994. He has served as a Trustee of The Managers Funds since 1987. His date of birth is May 10, 1947.

PETER M. LEBOVITZ - President; President of The Managers Funds LLC. From September 1994 to April 1999, he was Managing Director of The Managers Funds, L.P. (the predecessor to The Managers Funds LLC). From June 1993 to June 1994, he was the Director of Marketing for Hyperion Capital Management, Inc. From April 1989 to June 1993, he was Senior Vice President for Greenwich Asset Management, Inc. His date of birth is January 18, 1955.

DONALD S. RUMERY - Treasurer and Secretary; Chief Financial Officer, Secretary and Treasurer of The Managers Funds LLC (formerly The Managers Funds, L.P.) since December 1994. From March 1990 to December 1994, he was a Vice President of Signature Financial Group. From August 1980 to March 1990, he held various positions with The Putnam Companies, the last of which was Vice President. His date of birth is May 29, 1958.

GIANCARLO (JOHN) E. ROSATI- Assistant Treasurer; Vice President and Assistant Treasurer of The Managers Funds LLC (formerly The Managers Funds, L.P.) since July 1992. From July 1986 to June 1992, he was an Assistant Vice President at The Managers Funds, L.P. His date of birth is March 31, 1956.

PETER M. MCCABE - Assistant Treasurer; Portfolio Administrator and Assistant Treasurer of The Managers Funds LLC (formerly The Managers Funds, L.P.) since August 1995. From July 1994 to August 1995, he was a Portfolio Administrator at Oppenheimer Capital, L.P. His date of birth is September 8, 1972.

LAURA A. DESALVO - Assistant Secretary; Legal/Compliance Officer and Assistant Secretary of The Managers Funds LLC (formerly The Managers Funds, L.P.) since September 1997. From August 1994 to June 1997, she was a law student. Her date of birth is November 10, 1970.

Trustees' Compensation

     For their services as Trustees of The Managers Funds and one
other  Fund in The Managers Funds LLC complex    for the calendar
year ended December 31, 1999, the Trustees are compensated as follows:

     Compensation Table:
                                                              Total Compensation
                                                               from the
                      Aggregate         Aggregate Compensation Funds and the
Name of               Compensation      From Other Funds       Fund Complex
Trustee           from the Trust(a) in Complex(b)          Paid to Trustees(c)

Jack  W. Aber         $15,000           $500                   $15,500
William E. Chapman,II $15,000           $500                   $15,500
Sean M. Healey         none             none                    none
Edward  K. Kaier      $15,000           $500                   $15,500
Madeline H. McWhinney $19,000            $ 0                   $19,000
Steven  J. Paggioli   $19,000            $ 0                   $19,000
Eric  Rakowski        $15,000           $500                   $15,500
Thomas R. Schneeweis  $18,250            $ 0                   $18,250
____________________

(a)  Compensation is calculated for the Fund's fiscal year ending
     December 31, 1999. The Trust does not provide any pension or retirement benefits for the Trustees.

(b) Compensation is calculated for the Fund's calendar year ending December 31, 1999.

(c) Total compensation includes compensation paid during the 12-month period ending December 31, 1999 for services as Trustees of The Managers Funds and one other Fund in The
     Managers Funds LLC complex.


      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

       As of April 18, 2000, Charles Schwab & Co., Inc. "controlled" (within the meaning of the 1940 Act) the following
Funds:   Managers  Capital Appreciation  Fund,  Managers  Special
Equity   Fund,  Managers  International  Equity  Fund,   Managers
Emerging Markets Equity Fund and Managers Bond Fund. National Financial Services Corp. "controlled" Managers Global Bond Fund. An entity or person which "controls" the Fund could have effective voting control over a Fund. Certain of these shareholders are omnibus processing organizations.

     As of April 18, 2000, the following persons or entities owned more than 5% of the outstanding shares of the Funds:

     Managers Income Equity Fund
          Charles Schwab & Co., Inc.                               21%

     Managers Capital Appreciation Fund
          Charles Schwab & Co., Inc.                               32%
    National Financial Services Corp.                               7%

     Managers Special Equity Fund
          Charles Schwab & Co., Inc.                               39%
    National Financial Services Corp.                               8%

     Managers International Equity Fund
          Charles Schwab & Co., Inc.                               27%
    National Financial Services Corp.                              13%
    Merrill Lynch.                                                  8%

     Managers Emerging Markets Equity Fund
          Charles Schwab & Co., Inc.                               26%
    National Financial Services Corp.                               7%

     Managers Short and Intermediate Bond Fund
          Crotched Mountain Foundation Profit Sharing Plan          8%

     Managers Bond Fund
          Charles Schwab & Co., Inc.                               26%
    National Financial Services Corp.                               9%

     Managers Global Bond Fund
          Charles Schwab & Co., Inc.                               27%
    National Financial Services Corp.                               5%

Management Ownership

     As  of  April  18,  2000,  all management  personnel  (i.e.,
Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of any Fund.


                    MANAGEMENT OF THE FUNDS

Investment Manager and Sub-Advisers

     The Trustees provide broad supervision over the operations and affairs of the Trust and the Funds. The Managers Funds LLC serves as investment manager to and distributor of the Funds. The Managers Funds LLC is a subsidiary of Affiliated Managers Group, Inc. ("AMG"), and AMG serves as the Managing Member of The Managers Funds LLC. AMG is located at Two International Place, 23rd Floor, Boston, Massachusetts 02110.

     The assets of the Funds are managed by a Sub-Adviser or a team of Sub-Advisers which are selected by the Investment Manager, subject to the review and approval of the Trustees. The Investment Manager also serves as administrator of the Funds and carries out the daily administration of the Trust and the Funds. The Investment Manager and its corporate predecessors have over 20 years of experience in evaluating Sub-Advisers for individuals and institutional investors.

     The Investment Manager recommends Sub-Advisers for the Trust to the Trustees based upon continuing quantative and qualitative evaluation of the Sub-Adviser's skills in managing assets subject to specific investment styles and strategies. Unlike many other mutual funds, the Funds benefit from independent asset manager specialists carefully selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Investment Manager does not expect to make frequent changes of Sub-Advisers.

     The Investment Manager allocates the assets of each Fund of the Trust among the Sub-Adviser(s) selected for that Fund. The Sub-Adviser has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with a Fund's investment objectives, policies and restrictions. Generally, the services which the Sub-Adviser provides to a Fund are limited to asset management and related recordkeeping services. However, a Sub-Adviser or its affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions, or markups, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the terms of any exemptive order issued by the Securities and Exchange Commission.

       A Sub-Adviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts which are unrelated in any manner to the Investment Manager or its affiliates. The Investment Manager enters into an advisory agreement with each Sub-Adviser known as a "Sub-Advisory Agreement."

      The  Sub-Adviser(s) to the Funds are set forth below.   The
information has been supplied by the respective Sub-Adviser.

Income Equity Fund

*    Armstrong Shaw Associates Inc. ("Armstrong Shaw")

Armstrong Shaw is a corporation founded in 1984 by Jeffrey M. Shaw and Raymond J. Armstrong. As of December 31, 1999, Armstrong Shaw's assets under management totaled over $750 million. Armstrong Shaw's address is 32 Threadneedle Lane, Stamford, CT 06902.

Jeffrey M. Shaw, Chairman and President, is the lead portfolio manager of the portion of the Fund managed by Armstrong Shaw.


*    Chartwell Investment Partners, L.P. ("Chartwell")

Chartwell is a limited partnership founded in 1997. It is 75% controlled by the employees of Chartwell and 25% controlled by Maverick Partners, L.P. ("Maverick"). Maverick is controlled by John McNiff and Michael Kennedy. As of December 31, 1999, Chartwell's assets under management totaled approximately $3.5 billion. Chartwell's address is 1235 Westlakes Drive, Suite 330, Berwyn, PA 19312.

Harold Ofstie, Partner, leads a team of portfolio managers for the portion of the Fund managed by Chartwell.

Capital Appreciation Fund

*    Essex Investment Management Company, LLC ("Essex")

Essex was founded in 1976 and is owned jointly by the employees of Essex and an institutional partner, Affiliated Managers Group, Inc. As of December 31, 1999, Essex's assets under management totaled approximately $13.8 billion. Essex's address is 125 High Street, Boston, MA 02110.

Joseph C. McNay, Chairman and Chief Investment Officer, and Daniel Beckham, Principal and Vice President, are the portfolio managers for the portion of the Fund which is managed by Essex.

*    Roxbury Capital Management, LLC ("Roxbury")

Roxbury Capital Management is a California corporation which was founded in 1986. In order to facilitate a strategic partnership with WT Investments, Inc., a subsidiary of Wilmington Trust
Company and a wholly-owned subsidiary of Wilmington Trust Corporation, Roxbury Capital Management transferred all of its assets in 1998 to Roxbury which is jointly owned by employees and WT Investments, Inc., a subsidiary of Wilmington Trust Company. As of December 31, 1999, Roxbury's assets under management totaled approximately $6,026.512 billion. Roxbury's address is 100 Wilshire Boulevard, Suite 600, Santa Monica, CA 90401.

Kevin P. Riley, Senior Managing Director, Senior Portfolio Manager and Chief Investment Officer, is the portfolio manager of the portion of the Fund which is managed by Roxbury.

Special Equity Fund

*    Goldman Sachs Asset Management ("GSAM")

As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman Sachs & Co. ("Goldman Sachs"). This newly created entity includes GSAM. . The general partners of Goldman, Sachs & Co. are The Goldman Sachs Group, L.P. (a Delaware Limited Partnership) ("GSGLP") and The Goldman, Sachs & Co. L.L.C. (a Delaware limited liability company) ("GSCLLC"). The Goldman Sachs Corporation ("GSC") is the parent company of both GSGLP and GSCLLC. GSGLP is also a parent of GSCLLC. GSC is the sole general partner of GSGLPAs of December 31, 1999, GSAM, along with other units of IMD, had assets under management of $258.5 billion. GSAM's address is 2502 Rocky Point Drive, Suite 500, Tampa, FL 33607.

Timothy G. Ebright is the Senior portfolio manager for the portion of the Fund managed by GSAM. Mr. Ebright is a Vice President of Goldman Sachs, a position he has held since 1988.

*    Kern Capital Management LLC ("Kern")

Kern is a Delaware limited liability company founded in 1997 by Robert E. Kern, Jr. and David G. Kern. As of December 31, 1999, Kern's assets under management totaled approximately $1.6 billion. Kern's address is 114 West 47th Street, Suite 1926, New York, NY 10036.

Robert E. Kern, Jr., Managing Member, Chairman and Chief Executive Officer, is the portfolio manager of the portion of the Fund which is managed by Kern.

*    Pilgrim Baxter & Associates, Ltd. ("Pilgrim")

Pilgrim was formed in 1982 and is owned by United Asset Management, a public company. As of December 31, 1999, Pilgrim's assets under management totaled approximately $18 billion. Pilgrim's address is 825 Duportail Road, Wayne, PA 19087.

Jeffrey WronaGary L. Pilgrim, Director, President and Chief Investment Officer, and Gary L. Pilgrim, CFA,Jeffrey A. Wrona, Vice President-Portfolio Managers, are the portfolio managers of the portion of the Fund which is managed by Pilgrim.

*    Skyline Asset Management, L.P. ("Skyline")

Skyline was formed in 1995 and is a limited partnership. The general partner of Skyline is Affiliated Managers Group, Inc.As of December 31, 1999, Skyline's assets under management totaled approximately $742 million. Skyline's address is 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606.

William  M.  Dutton,  Managing  Partner  and   Chief
Investment Officer, and a team of analysts manage the portion of the Fund which is managed by Skyline.

*    Westport Asset Management, Inc. ("Westport")

Westport was formed in 1983 and is 51%-owned by Andrew J. Knuth and 49%-owned by Ronald H. Oliver. As of December 31, 1999, Westport's assets under management totaled approximately $2.7 billion. Westport's address is 253 Riverside Avenue, Westport, CT 06880.

Andrew J. Knuth, Chairman, and Edward Nicklin are the portfolio managers of the portion of the Fund managed by Westport. Mr. Knuth is one of the founders of the firm.

International Equity Fund

*    Lazard Asset Management ("Lazard")

Lazard is a division of Lazard Freres & Co. LLC, a New York limited liability company founded in 1848. It is a division of Lazard, Freres LLC. The Managing Directors assigned to Lazard are Eileen D. Alexanderson, Thomas F. Dunn, Norman Eig, Herbert W. Gullquist, Ina O. Handler, Larry A. Kohn, Robert P. Morgenthau, John R. Reinsberg, Michael S. Rome, Michael P. Triguboff, and Alexander E. Zagoreos. As of December 31, 1999,
Lazard's assets under management including its global affiliates totaled approximately $74 billion______________. Lazard's address is 30 Rockefeller Plaza, New York, NY 10112.

Herbert W. Gullquist, General Member, Vice President and Chief Investment Officer, and John R. Reinsberg, Managing Director, are is the portfolio managers of the portion of the Fund managed by Lazard.

*    Mastholm Asset Management, L.L.C. ("Mastholm")

Mastholm is a limited liability company founded in 1997. As of December 31, 1999, Mastholm's assets under management totaled approximately $829 million. Mastholm's address is 10500 NE 8th Street, Bellevue, WA 98004.

Theodore J. Tyson, Managing Director, along with Joseph Jordan, Director and Portfolio Manager, and Douglas Allen, Director and Portfolio Manager, leads a portfolio management team which manages the portion of the Fund for Mastholm.

*    Scudder Kemper Investments, Inc. ("Scudder")

Scudder  was founded in 1919 and is owned and controlled  by the Zurich Group ("Zurich"). It is managed by a Board of Directors chaired by Rolf Hueppi, Chairman and CEO of Zurich. The members include members of Zurich's Corporate Executive Board, Laurence W. Cheng, William H. Bolinder, Gunther Gose, and Edmond
D. Villani, as well as Cornelia Small, Director of Global Equity Investments of Scudder and Lynn S. Birdsong, Director of Scudder's Institutional Group. As of December 31, 1999, Scudder's assets under management totaled in excess of $295 billion. Scudder's address is 345 Park Avenue, New York, NY 10154.
Scudder was founded in 1919 and is owned and controlled by the Zurich Group ("Zurich"). It is managed by a Board of Directors chaired by Rolf Hueppi, Chairman and CEO of Zurich. Members include members of Zurich's Corporate Executive Board, Laurence W. Cheng, Steven M. Gluckstern, Markus Rohrbasser, and Edmond D. Villani, as well as Cornelia Small, Director of Global Equity Investments of Scudder and Lynn S. Birdsong, Director of Scudder's Institutional Group. As of December 31, 1998, Scudder's assets under management totaled approximately $____________. Scudder's address is 345 Park Avenue, New York, NY 10154.

William E. Holzer, Managing Director, is the portfolio manager of the portion of the Fund which is managed by Scudder.
  He is the Managing Director of Lazard.
Emerging Markets Equity Fund

*    Rexiter Capital Management Limited ("Rexiter")

Rexiter was founded in 1997 and is 75% owned by State Street Corporation through two subsidiaries. As of December 31, 1999, Rexiter's assets under management totaled approximately $4805 million. Rexiter's address is 21 St. James's Square, London, England SW1Y 4SS.

Murray Davey, Senior Portfolio Manager, and Kenneth King, Chief Investment Officer, are the portfolio managers the Fund managed by Rexiter.

Short and Intermediate Bond Fund

*    Standish, Ayer & Wood, Inc. ("Standish")

Standish was founded in 1933 and is a privately owned corporation with 24 directors. Edward H. Ladd, Chairman and Managing
Director, and George W. Noyes, CEO, President and Managing Directort, each own more than 10% of the outstanding voting securities of Standish. Caleb F. Aldrich, Managing Director and Vice President, Davis B. Clayson, Director and Vice President, Dolores S. Driscoll, Managing Director and Vice President, Richard
C. Doll, Director and Vice President, Maria D. Furman, Managing Director and Vice President, and Richard S. Wood, Managing Director, Vice President and Secretary, each own more than 5% of the outstanding voting securities of Standish. Nicholas S. Battelle, David H. Cameron, Karen K. Chandor, James E. Hollis, III, Laurence A. Manchester, Arthur H. Parker, Howard B. Rubin, Austin C. Smith, W. Charles Cook, Joseph M. Corrado, Mark A. Flaherty, Raymond J. Kubiak, Thomas P. Sorbo, David C. Stuehr and Michael W. Thompson are each a Director and Vice President of Standish. Ralph S. Tate is Managing Director and Vice President of Standish. Each owns less than 5% of the outstanding voting securities of Standish. As of December 31, 1999, Standish's assets under management totaled approximately $44.7 ,218.7 billion. Standish's address is One Financial Center, Suite 26, Boston, MA 02111.

Howard B. Rubin, Director, is the portfolio manager for the Fund which is managed by Standish.

Bond Fund

*    Loomis, Sayles & Company, L.P. ("Loomis")

Loomis was founded in 1926. Its sole general partner, Loomis, Sayles & Company, Inc., is a special purpose corporation that is an indirect wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies' managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("Met Life"), a mutual life insurance company. Nvest Companies' advising general partner, Nvest L.P., is a publicly-traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest L.P. As of December 31, 1999, Loomis' assets under management totaled approximately $67.6 billion. Loomis' address is One Financial Center, Boston, MA 02111.

Daniel J. Fuss, CFA and Managing Director, is the portfolio manager of the Fund which is managed by Loomis.

Global Bond Fund

*    Rogge Global Partners, plc. ("Rogge")

Rogge was founded in 1984 and is owned by United Asset Management, a public company. As of December 31, 1999, Rogge's assets under management totaled approximately $6.1 billion. Rogge's address is Sion Hill, 56 Victoria Embankment, London, England EC4Y-0DZ.

Olaf Rogge, Managing Director, is the portfolio manager of the Fund which is managed by Rogge. He is one of the founders of the firm.

Compensation of Investment Manager and Sub-Advisers

     As compensation for the investment management services rendered and related expenses under the Fund Management Agreement, each Fund has agreed to pay the Investment Manager an investment management fee, which is computed daily as a percentage of the average of the value of the net assets of the Fund and may be paid monthly. As compensation for the investment management services rendered and related expenses under the Sub-Advisory Agreement, the Investment Manager has agreed to pay each Sub-Adviser a fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing the portfolio, which is also computed daily and paid quarterly based on the average daily net assets that the Sub-Adviser manages. The fee paid to the Sub-Adviser is paid out of the fee the Investment Manager receives from a Fund and does not increase the expenses of a Fund.

      During the last three fiscal years ended December 31, 1997, 1998 and 1999, the Investment Manager was paid the following fees by the Funds under the Fund Management Agreement.

Fund                        1997         1998          1999

Income Equity Fund          $ 465,345    $ 513,862     $ 428,149
Capital Appreciation Fund     797,9305     590,610     1,025,351
Special Equity Fund         4,477,844    7,575,757     9,364,371
International Equity Fund   3,010,430    4,490,305     5,431,401
EmergingMarkets Equity Fund(a) -----       40,849(b)      82,718(b)
ShortandIntermediate Bond Fund 88,839      84,177         92,398
Bond Fund                     221,232     281,699        208,465
Global Bond Fund              115,996     132,587        145,706


<en>
  (a)  The  Emerging Markets Equity Fund commenced  operations  on
February 9, 1998.
  (b) The fee paid to the Investment Manager for the Fund has been restated to reflect a waiver of a portion of the fee in effect.

      During the last three fiscal years ended December 31, 1997, 1998 and 1999, the Sub-Advisers were paid the following fees by the Investment Manager under the Sub-Advisory Agreements in effect.
</en>

Fund                        1997         1998      1999

Income Equity Fund
      Chartwell Investment Partners, L.P.$    29,408$      125,429
$     94,946
       Scudder   Kemper   Investments,  Inc.   120,096     114,374
104,858

Capital Appreciation Fund
       Essex   Investment  Mgmt.  Co.,  LLC    156,464     143,597
274,854
       Roxbury  Capital  Management,  LLC     -----         29,210
237,822

Special Equity Fund
       Goldman   Sachs   Asset  Management     746,314     945,730
817,339
       (formerly Liberty Investment Management)
       Pilgrim,   Baxter  &  Associates,  Ltd.    790,9941,337,508
1,764,389
        Westport   Asset   Management          873,573   1,422,275
1,620,782
     Kern Capital Management LLC    59,856   441,940941,203

International Equity Fund
       Scudder   Kemper   Investments,   Inc.     833,4381,237,987
1,472,525
        Lazard   Asset   Management            838,470   1,254,650
1,490,352

Emerging Markets Equity Fund**
     Rexiter Capital Management Limited -----    18,312     53,062
       (formerly King Street Advisors, Limited)

Short and Intermediate Bond Fund
     Standish, Ayer & Wood, Inc.    44,419    42,08946,198

Bond Fund
     Loomis, Sayles & Co., L.P.    88,443  112,67983,386

Global Bond Fund
     Rogge Global Partners plc         57,998    65,556     72,014
*The Fund commenced operations on February 9, 1998.

Fee Waivers and Expense Limitations

      From time to time, the Investment Manager may agree to waive all or a portion of the fee it would otherwise be entitled to receive from a Fund. The Investment Manager may waive all or a portion of its fee for a number of reasons such as passing on to the Fund and its shareholders the benefit of reduced portfolio management fees resulting from a waiver by a Sub-Adviser of all or a portion of the fees it would otherwise be entitled to receive from the Investment Manager with respect to a Fund. The Investment Manager may also waive all or a portion of its fees from a Fund for other reasons, such as attempting to make a Fund's performance more competitive as compared to similar funds. The effect of the fee waivers in effect at the date of this Statement of Additional Information on the management fees payable by the Funds is reflected in the tables below and in the Expense Information (including footnotes thereto) located in the front of each of the Fund's Prospectuses. Voluntary fee waivers by the Investment Manager or by any Sub-Adviser may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager or Sub-Adviser concerned. Shareholders will be notified of any change on or about the time that it becomes effective. Contractual fee waivers/expense limitations can only be terminated at the end of a term, which usually coincides with the end of a fiscal year.

Fund Management and Sub-Advisory Agreements

     The Managers Funds LLC serves as investment manager to each Fund under a Fund Management Agreement. The Fund Management Agreement permits the Investment Manager to, from time to time, engage one or more Sub-Advisers to assist in the performance of its services. Pursuant to the Fund Management Agreement, the Investment Manager has entered into Sub-Advisory Agreements with each Sub-Adviser selected for the Funds of the Trust.

     The Fund Management Agreement and the Sub-Advisory Agreements provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually by the Trustees of the Trust who are not parties to the agreements or "interested persons" (as defined in the 1940 Act) of any such party. The Fund Management Agreement and the Sub-Advisory Agreements may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) by the Investment Manager or (in the case of the Sub-Advisory Agreement) by the Sub-Adviser on not more than 60 days' written notice to the other party and to the Fund. The Fund Management Agreement and the Sub-Advisory Agreements terminate automatically in the event of assignment, as defined under the 1940 Act and regulations thereunder.

     The  Fund  Management Agreement provides that the Investment
Manager is specifically responsible for:

     * supervising the general management and investment of the assets and securities portfolio of each Fund;

     * providing overall investment programs and strategies for each Fund;

     *    selecting  and  evaluating  the  performance  of   Sub-
          Advisers for each Fund and allocating the Fund's assets among these Sub-Advisers;

     *    providing   financial,   accounting   and   statistical
          information required for registration statements and reports with the Securities and Exchange Commission;
          and

     * providing the Trust with the office space, facilities and personnel necessary to manage and administer the operations and business of the Trust, including compliance with state and federal securities and tax laws, shareholder communications and recordkeeping.

     The Funds pay all expenses not borne by its Investment Manager or Sub-Adviser including, but not limited to, the charges and expenses of the Funds' custodian and transfer agent, independent auditors and legal counsel for the Funds, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, Sub-Adviser or their affiliates, other than affiliated registered investment companies.

     The Sub-Advisory Agreement requires each Sub-Adviser to provide fair and equitable treatment to a Fund in the selection of portfolio investments and the allocation of investment opportunities. However, it does not obligate a Sub-Adviser to acquire for a Fund a position in any investment which any of a Sub-Adviser's other clients may acquire. The Funds shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Funds or otherwise.

     Although the Sub-Adviser(s) makes investment decisions for a Fund independent of those for its other clients, it is likely that similar investment decisions will be made from time to time. When a Fund and another client of a Sub-Adviser are simultaneously engaged in the purchase or sale of the same security,  the  transactions  are, to  the  extent  feasible  and practicable, averaged as to price and the amount is allocated between a Fund and the other client(s) pursuant to a methodology considered equitable by a Sub-Adviser. In specific cases, this system could have an adverse affect on the price or volume of the security to be purchased or sold by a Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit a Fund.

      The Trust has obtained from the Securities and Exchange Commission an exemptive order which permits the Investment Manager, subject to certain conditions, to enter into Sub-Advisory Agreements with Sub-Advisers approved by the Trustees but without the requirement of shareholder approval. Under the terms of this exemptive order, the Investment Manager is able, subject to the approval of the Trustees but without shareholder approval, to employ new Sub-Advisers for new or existing Funds, change the terms of a particular Sub-Advisory Agreement or continue the employment of existing Sub-Advisers after events that under the 1940 Act and the Sub-Advisory Agreement would be an automatic termination of the Sub-Advisory Agreement. Although shareholder approval will not be required for the termination of Sub-Advisory Agreements, shareholders of a Fund will continue to have the right to terminate such Sub-Advisory Agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.

      The following table illustrates the annual management fee rates currently paid by each Fund to the Manager, together with the portion of the management fee that is retained by the Manager as compensation for its services, each expressed as a percentage of the Fund's average net assets. The remainder of the management fee is paid to the Sub-Advisers.




                                             MANAGER'S PORTION
                       TOTAL MANAGEMENT      OF THE TOTAL
 NAME OF FUND          FEE                   MANAGEMENT FEE

 Income Equity Fund    0.75%                 0.40%
 Capital  Appreciation 0.80%                 0.40%
 Fund
 Special Equity Fund   0.90%                 0.40%
 International  Equity 0.90%                 0.40%
 Fund
 Emerging      Markets 1.15%                 0.40%*
 Equity Fund
 Short             and 0.50%                 0.25%
 Intermediate     Bond
 Fund
 Bond Fund             0.625%                0.375%
 Global Bond Fund      0.70%                 0.35%  up to  $20
                                             million
                                             0.455%  over  $20
                                             million
  *Manager is waiving its entire fee as of the date of this Statement of Additional Information.


Code of Ethics

     The Trustees have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act on behalf of the Trust. The Code of Ethics of the Trust incorporates the code of ethics of the Investment Manager (applicable to "access persons" of the Trust that are also employees of the Investment Manager). In combination, these codes of ethics generally require access persons to preclear any personal securities investment (with limited exceptions such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The restrictions also include a ban on trading securities based on information about the trading within a Fund.

Administrative Services; Distribution Arrangements

     Under an Administration and Shareholder Servicing Agreement between the Trust and the Investment Manager, the Investment Manager also serves as Administrator (the "Administrator") of the Trust. Under a Distribution Agreement between the Trust and the Investment Manager, the Investment Manager also serves as distributor (the "Distributor") in connection with the offering of Fund shares on a no-load basis. The Distributor bears certain expenses associated with the distribution and sale of shares of the Funds. The Distributor acts as agent in arranging for the sale of each Fund's shares without sales commission or other compensation and bears all advertising and promotional expenses incurred in the sale of such shares.

     The Distribution Agreement between the Trust and the Distributor may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Fund Management Agreement. The Distribution Agreement may be continued annually so long as such continuation is specifically approved at least annually by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust cast in person at a meeting called for the purpose of voting on such approval.

Custodian

     State Street Bank and Trust Company ("State Street" or the "Custodian"), 1776 Heritage Drive, North Quincy, Massachusetts, is the Custodian for the Funds. It is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds.

     The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the Securities and Exchange Commission.

Transfer Agent

     Boston Financial Data Services, Inc., P.O. Box 8517, Boston,
Massachusetts  02266-8517, is the transfer agent  (the  "Transfer
Agent") for the Funds.

Independent Public Accountants

     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, is the independent public accountant for the Funds. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Funds, assists in the preparation and/or review of the Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.


            BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Sub-Advisory Agreements provide that the Sub-Advisers place all orders for the purchase and sale of securities which are held in each Fund's portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of each Sub-Adviser to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. A Sub-Adviser shall consider all factors that it deems relevant when assessing best price and execution for a Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

      In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, a Sub-Adviser is authorized by the Trustees to consider the "brokerage and research services" (as those terms are defined in
Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. Each Sub-Advisers is also authorized to cause a Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. A Sub-Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which a Sub-Adviser exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser. Each Fund may purchase and sell portfolio securities through brokers who provide a Fund with research services.

     The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers. It is possible that certain of the services received by a Sub-Adviser attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by a Sub-Adviser.

     The fees of each Sub-Adviser are not reduced by reason of their receipt of such brokerage and research services. Generally, a Sub-Adviser does not provide any services to a Fund except portfolio investment management and related recordkeeping services. The Investment Manager has directed the Sub-Advisers to employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

Brokerage Commissions

      During the last three fiscal years, the Funds paid the following brokerage fees:

Fund                      1997      1997      1999

Income Equity Fund   $ 126,564  $118,253$   143,783
Capital  Appreciation  Fund$  371,969         $238,292           $
234,639
Special Equity Fund  $ 616,474  $937,439$1,192,496
International Equity Fund$ 657,238$984,751$   840,866
Emerging  Markets  Equity Fund(a)     -----    $31,571           $
35,035
-----------------------------------------
(a)   The  Emerging  Markets Equity Fund commenced  operations  on
  February 9, 1998.


Brokerage Recapture Arrangements

      During the last three fiscal years, the Funds paid the following fees to the following list of brokers with which the Funds have entered into brokerage recapture arrangements:

Fund                      1997      1998      1999

Income Equity Fund
*     Capital  Institutional Services, Inc.     $   19,771       $
  6,809          ---
*     Salomon  Smith Barney          $   53,306    ---           $
  73,114
Capital Appreciation Fund
*     Capital  Institutional Services,  Inc.       ---           $
  8,016     $  17,874
*    Salomon Smith Barney          $  55,771 $    6,858          $  11,337
*    Donaldson & Co., Inc.           ---     $    4,794          $  11,513
*      Westminster   Research   Assoc.   Inc.          $     9,408
  $117,362       $  24,360
*    LJB Associates                $  11,057   ---          ---
Special Equity Fund
*     Capital  Institutional Services, Inc.     $  33,840        $
  16,680         $  44,778
International Equity Fund
*     Capital  Institutional Services, Inc.     $    1,188       $
  1,254          $  90,952

      Pursuant to these arrangements, subject to best price and execution, a Sub-Adviser may use a particular broker to execute trades for a Fund and the broker then pays certain of that Fund's expenses.


           PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing Shares

     Investors may open accounts with the Funds through their financial planners or investment professionals, or by the Trust in circumstances as described in the current Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

     Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Funds may from time to time make payments to such broker-dealers or processing organizations for certain recordkeeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor's name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations and others may receive compensation from the Investment Manager out of its legitimate profits in exchange for selling shares or for recordkeeping or other shareholder related services.

     Purchase orders received by the Trust before the close of business of the New York Stock Exchange (usually 4:00 p.m. New York Time), c/o Boston Financial Data Services, Inc. at the address listed in the current Prospectus on any Business Day will receive the net asset value computed that day. Orders received after that time from certain processing organizations, which have entered into special arrangements with the Investment Manager, will also receive that day's offering price. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent.

     Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into special arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

     To ensure that checks are collected by the Trust, redemptions of shares which were purchased by check are not effected until the clearance of the check, which may take up to 15 days after the date of purchase unless arrangements are made with the Investment Manager. However, during this 15-day period, such shareholder may exchange such shares into any series of the Trust. The 15-day holding period for redemptions would still apply to shares received through such exchanges.

     If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. Third party checks which are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Trust or the Custodian will be accepted.

     In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder's account on the Trust's books maintained by the Transfer Agent.

Redeeming Shares

     Any redemption orders received by the Trust before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. New York Time) on any Business Day will receive the net asset value determined at the close of regular trading on that Business day.

     Redemption orders received after 4:00 p.m. will be redeemed at the net asset value determined at the close of trading on the next Business Day. Redemption orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment adviser, such investment professional is responsible for promptly transmitting orders. There is no redemption charge. The Trust reserves the right to redeem shareholder accounts (after 60 days notice) when the value of the Fund shares in the account falls below $500 due to redemptions. Whether the Trust will exercise its right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

     If the Trust determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from a Fund, in lieu of cash, in conformity with the applicable rule of the Securities and Exchange Commission. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under the "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

     Investors should be aware that redemptions from the Funds may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder's taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder's account. In addition, if a shareholder sends a check for the purchase of shares of the Funds and shares are purchased before the check has cleared, the transmittal of redemption proceeds from the shares will occur upon clearance of the check which may take up to 15 days. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Funds of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Exchange of Shares

     An investor may exchange shares of a Fund into shares of any other series of the Trust without any charge. An investor may make such an exchange if following such exchange the investor would continue to meet the Trust's minimum investment amount. Shareholders should read the current Prospectus of the series of the Trust they are exchanging into. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. Shares are exchanged on the basis of the relative net asset value per share. Since exchanges are purchases of a series of the Trust and redemptions of the Funds, the usual purchase and redemption procedures and requirements apply to each exchange. Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. Settlement on the shares of any series of the Trust will occur when the proceeds from redemption become available. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

Net Asset Value

     Each Fund computes its Net Asset Value once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York Time. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust may close for purchases and redemptions at such other times as may be determined by the Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York Time.

     The net asset value per share of a Fund is equal to the value of a Fund (assets minus liabilities) divided by the number of shares outstanding. Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are principally traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities for which market quotations are readily available are valued at the last sale price or, lacking any sales, at the last quoted bid price on that date prior to the close of trading on the NYSE. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees.

Dividends and Distributions

     Each Fund declares and pays dividends and distributions as described in the current Prospectus.

     If a shareholder has elected to receive dividends and/or their distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder's address of record, the dividends and/or distribution will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.


                      CERTAIN TAX MATTERS

Federal Income Taxation of Funds-in General

     Each Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will qualify to do so. Accordingly, a Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) satisfy certain diversification requirements on a quarterly basis.

     If a Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of a Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of a Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

     Each Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year a Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its net capital gain income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year end. Each Fund intends to make sufficient distributions to avoid this 4% excise tax.

Taxation of the Funds' Investments

     Original Issue Discount; Market Discount. For federal income tax purposes, debt securities purchased by the Funds may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Funds, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under Section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

     Debt securities may be purchased by the Funds at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Funds purchase the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Funds elect to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Funds may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Funds make the election to include market discount currently. Because a Fund must include original issue discount in income, it will be more difficult for a Fund to make the distributions required for a Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

     Options and Futures Transactions. Certain of a Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in a Fund's income for purposes of the 90% test, and require inclusion of unrealized gains in a Fund's income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term and long-term gain, irrespective of the holding period of the investment. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. Each Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of a Fund as a regulated investment company.

Federal Income Taxation of Shareholders

     Dividends paid by the Funds may be eligible for the 70% dividends-received deduction for corporations. The percentage of a Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of a Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that a Fund pays the dividend during January of the following calendar year.

     Distributions by a Fund can result in a reduction in the fair market value of such Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

Foreign Shareholders

     Dividends of net investment income and distributions of net realized short-term gain in excess of net long-term loss to a shareholder who is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

     In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, a Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of that Fund's shares unless IRS Form W-8 is provided. Transfers by gift of shares of a Fund by a foreign shareholder who is a non-resident alien individual will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

     The International Equity Fund, the Emerging Markets Equity Fund, the Short and Intermediate Bond Fund, the Bond Fund and the Global Bond Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund's assets to be invested within various countries is not known. If more than 50% of such a Fund's total assets at the close of a taxable year consists of stocks or securities in foreign corporations, and the Fund satisfies the holding period requirements, the Fund may elect to pass through to its shareholders the foreign income taxes paid thereby. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received by the shareholders, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. The shareholders will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold a Fund for at least 16 days during the 30-day period beginning on the date that is 15 days before the ex-dividend date. As of 1998, shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year can elect to claim the foreign tax credit for these amounts directly on their federal income tax returns (IRS Forms 1040) without having to file a separate Form 1116. It should be noted that only shareholders that itemize deductions may deduct foreign income taxes paid by them.

State and Local Taxes

     Each Fund may also be subject to state and/or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult with their own tax advisers concerning the foregoing state and local tax consequences of investing in the Funds.

Other Taxation

     Each Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor a Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

     Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.


                        PERFORMANCE DATA

     From time to time, the Funds may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature, and advertisements published by the Funds. Current performance information for each of the Funds may be obtained by calling the number provided on the cover page of this Statement of Additional Information and in each Fund's current Prospectus.

Yield

      The Income Equity Fund, the Short and Intermediate Bond Fund, the Bond Fund and the Global Bond Fund may advertise performance in terms of a 30-day yield quotation. Yield refers to income generated by an investment in the Fund during the previous 30-day (or one-month) period. The 30-day yield quotation is computed by dividing the net investment income per share on the last day of the period, according to the following formula:

                Yield = 2[((a-b)/(c-d) + 1)6 - 1]

In the above formula

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = average daily number of shares outstanding during the period that were entitled to receive dividends d = maximum offering price per share on the last day of the period

     The figure is then annualized. That is, the amount of income generated during the 30-day (or one-month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. A Fund's yield figures are based on historical earnings and are not intended to indicate future performance.

     The 30-day yields for the period ended December 31, 1999 were as follows:

Fund                          30-Day Yield at 12/31/99

Income Equity Fund                 0.56%
Short and Intermediate Bond Fund   5.71%
Bond Fund                          7.31%
Global Bond Fund                   3.99%

Total Return

     The Funds may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods that the Funds has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                       P (1 + T) N = ERV

In  the  above  formula, P = a hypothetical  initial  payment  of
$1,000

T = average annual total return
N = number of years
ERV = ending redeemable value of the hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period

     The figure is then annualized. The formula assumes that any charges are deducted from the initial $1,000 payment and assumes that all dividends and distributions by the Funds are reinvested at the price stated in the current Prospectus on the reinvestment dates during the period.

      The  Average  Annual  Total Returns for  the  period  ended
December 31, 1999 were as follows:

Fund                  1  Year      5 Years    10  Years     Since
Inception
Income Equity Fund  4.15%     18.41%     12.61%
Capital Appreciation Fund    103.02%     40.43%    24.65%
Special Equity Fund54.11%     26.28%     18.39%
International Equity Fund     25.28%     15.83%    12.57%
Emerging   Markets  Equity  Fund(a)90.06%       -----       -----
22.60%
Short and Intermediate Bond Fund2.21%     6.53%     6.28%
Bond Fund           3.66%     10.19%      8.79%
Global Bond Fund (b)-9.97%     5.97%      -----     4.89%
  (a)   The Emerging Markets Equity Fund commenced operations  on
     February 8, 1998.
(b)  The Global Bond Fund commenced operations on March 25, 1994.

Performance Comparisons

     Each of the Funds may compare its performance to the performance of other mutual funds having similar objectives. This comparison must be expressed as a ranking prepared by independent services or publications that monitor the performance of various mutual funds such as Lipper, Inc. ("Lipper"), Morningstar, Inc., ("Morningstar") and IBC Money Fund Report ("IBC"). Lipper prepares the "Lipper Composite Index," a performance benchmark based upon the average performance of publicly offered stock funds, bond funds, and money market funds as reported by Lipper. Morningstar, a widely used independent research firm, also ranks mutual funds by overall performance, investment objectives and assets. The Funds' performance may also be compared to the performance of various unmanaged indices such as the Russell 2000 Index, Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's 400 Composite Stock Price Index or the Dow Jones Industrial Average.

Massachusetts Business Trust

     Each Fund is a series of a "Massachusetts business trust." A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and are described below.

     Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Trust and that every written agreement, obligation, instrument or undertaking made on behalf of the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder.

     No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions,
(i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Trust. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Trust. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Trust.

     The Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of the Trust or to a shareholder, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Trust, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Trust for any satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust.

     The  Trust shall continue without limitation of time subject
to   the  provisions  in  the  Declaration  of  Trust  concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

Description of Shares

     The Trust is an open-end management investment company organized as a Massachusetts business trust in which each Fund represents a separate series of shares of beneficial interest.
See "Massachusetts Business Trust" above.

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in any Fund or assets of another series, if applicable. Each share of each Fund represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Business Trust" above. Shares of the Funds have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the current Prospectus and in this Statement of Additional Information.

     The shareholders of each Fund are entitled to one vote for each share (or a proportionate fractional vote in respect of a fractional share held), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Declaration of Trust of the Trust.
     Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee from office. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the shares of the Trust. In addition, whenever ten or more shareholders of record who have been shareholders of record for at least six months prior to the date of the application, and who hold in the aggregate either shares of the Funds having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any of the Trustees and accompanies by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed shareholder communication and form of request. If the Trustees elect to follow the latter, the Trustees, upon the written request of such applicants accompanied by a tender of the material to be mailed and the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more objections or refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more objections, the SEC shall find, after notice and opportunity for a hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

     The Trustees have authorized the issuance and sale to the public of shares of series of the Trust. The Trustees may authorize the issuance of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset value procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of the additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of the Funds, to the extent required by the 1940 Act.

Additional Information

     This Statement of Additional Information and the current Prospectus do not contain all of the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington DC.

     Statements contained in the Statement of Additional Information and the current Prospectus concerning the contents or any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the applicable Registration Statement. Each such statement is qualified in all respects by such reference.

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the current Prospectus or this Statement of Additional Information, in connection with the offer of shares of the Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Funds or the Distributor. The current Prospectus and this Statement of Additional Information do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.

                      FINANCIAL STATEMENTS

     The following audited Financial Statements and the related Notes for each of the Funds, as well as the Report of Independent Accountants of PricewaterhouseCoopers LLP, are incorporated by reference to this Statement of Additional Information from their respective annual report filings made with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Any of the Financial Statements and reports are available without charge by calling The Managers Funds LLC (800) 835-3879 or by visiting our website at www.managersfunds.com or on the SEC's website at www.sec.gov.

                              Date of Annual Report; Date
Fund                     of Filing of Annual Report; Accession
Number

Income Equity Fund            12/31/99; 3/13/00; 0000720309-00-
000023
Capital Appreciation Fund               12/31/99; 3/13/00;
0000720309-00-000023
Special Equity Fund           12/31/99; 3/13/00; 0000720309-00-
000023
International Equity Fund               12/31/99; 3/13/00;
0000720309-00-000026
Emerging Markets Equity Fund       12/31/99; 3/13/00; 0000720309-
00-000026
Short and Intermediate Bond Fund        12/31/99; 3/13/00;
0000720309-00-000025
Bond Fund                12/31/99; 3/13/00; 0000720309-00-000025
Global Bond Fund              12/31/99; 3/13/00; 0000720309-00-
000025